UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act
file number: 811-23129

NEXPOINT REAL ESTATE STRATEGIES FUND
(Exact name of registrant as specified in charter)

300 Crescent Court
Suite 700
Dallas, Texas 75201
(Address of principal executive offices) (Zip code)

NexPoint Advisors, L.P.
300 Crescent Court
Suite 700
Dallas, Texas 75201
(Name and Address of Agent for Service)

Registrant’s telephone number, including area
code: (844) 485-9167
Date of fiscal year end: December 31
Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.
A copy of the Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the
Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

NexPoint Real Estate Strategies Fund

Annual Report
December 31, 2022

NexPoint Real Estate Strategies Fund

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We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.
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We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.
Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.
A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

December 31, 2022	NexPoint Real Estate Strategies Fund

Dear Shareholders,
We are pleased to present NexPoint Real Estate Strategies Fund’s (NRES) annual report for the 2022 calendar year-end.
We continue to spend an enormous amount of time, energy, and effort in constructing a strategy that we believe provides investors unique access to the real estate sector while strategically allocating capital in a thoughtful, forward-thinking manner throughout the entire real estate cycle. We aim to achieve four primary objectives: to provide (i) current income, (ii) long-term total return, (iii) lower correlation to the equity markets and consistently outperform the MSCI US REIT Index, and (iv) minimize drawdowns during market downturns while maximizing risk-adjusted returns. Our investment philosophy employs a “hands on” approach whereby each step of the investment process is performed in-house
by an investment team that is active in all facets of the real estate capital markets. As a result, we believe we can identify and effectively exploit the arbitrage between public and private real estate values.
The war in Ukraine and the unprecedented rise in real interest rates as the Federal Reserve began tightening monetary policy to curb widespread inflation led to the second worst year on record after 2008, with REITs posting a negative 24.51% return vs negative 18.13% return for the S&P 500. NexPoint Real Estate Strategies Class Z shares posted a total return of 5.12% during 2022, besting the MSCI US REIT Index, the Fund’s primary benchmark, by 29.63%. The Class Z shares also bested the S&P 500 total return by 23.28%. Since inception in July 2016, NexPoint Real Estate Strategies Class Z shares returned 64.14%, outperforming the MSCI US REIT Index by 48.27%.
We believe the market is still focused on supply-chain issues, geopolitical tensions and inflationary concerns, all of which could lead to continued headwinds for the commercial real estate sector. While we believe inflationary pressures have begun easing, geopolitical uncertainties and capital looking for safe investments could keep real estate values for certain asset types stable. We remain positive on companies who focus on assets located in high-growth job markets with short duration lease terms which we believe will outperform in a rising interest rate environment.
We believe our ability to leverage information from being both an owner-operator and lender to commercial real estate investments allows us to find relative value throughout the capital stack with the goal of delivering higher than average risk-adjusted returns. We will continue to seek to take advantage of market dislocations and be tactical in our investment decisions by shifting the portfolio’s asset-mix
based upon where we believe we are in the real estate cycle.
We want to thank you for your support, and we will continue to work diligently to create value for our shareholders.
Sincerely,
Jim Dondero
Portfolio Manager
NexPoint Real Estate Strategies Fund
Matt McGraner
Portfolio Manager
NexPoint Real Estate Strategies Fund
Matthew Goetz
Portfolio Manager
NexPoint Real Estate Strategies Fund

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

December 31, 2022	NexPoint Real Estate Strategies Fund

	Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	-1.15%	-6.83%	-1.93%	-2.91%	-0.85%	NA

Five Year	6.97%	5.71%	6.29%	6.29%	7.32%	NA

Since Inception:	7.45%	6.47%	6.84%	6.84%	7.80%	NA
(July 21, 2016) for Class A and C (July 1, 2016) for Class Z
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.75% on Class A Shares. The CDSC on Class C Shares is 1.00% within 18 months after purchase; there is no CDSC on Class C Shares thereafter. The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.nexpointres.com. The gross annualized expense ratios of the Fund are: Class A: 2.87%, Class C: 3.64%, Class Z: 2.61%. NexPoint Advisors, L.P. (the “Investment Adviser”) has contractually agreed to limit the total annual operating expenses (including organizational and offering expenses, but excluding distribution fees, interest, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, litigation expenses and extraordinary expenses), to the extent that they exceed 1.75% per annum of the Fund’s average Daily Gross Assets (as defined in Note 7). Total net annualized operating expenses for each class after reimbursement are Class A 2.28%, Class C 3.05%, Class Z 2.03%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Investment Adviser. Absent this limitation, performance results would have been lower.
Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences.
Interval fund investing involves risk including the possible loss of principal.

2	Annual Report

CONSOLIDATED FUND PROFILE (unaudited)

December 31, 2022	NexPoint Real Estate Strategies Fund

Objective
NexPoint Real Estate Strategies Fund seeks long-term total return with an emphasis on current income.

Net Assets as of December 31, 2022
$39.5 million

Portfolio Data as of December 31, 2022
The information below provides a snapshot of NexPoint Real Estate Strategies Fund at the end of the reporting period. NexPoint Real Estate Strategies Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 12/31/2022 (1)
Real Estate Investment Trust	43.1%
Real Estate	26.9
Asset-Backed Security	17.6
Agency Collateralized Mortgage Obligation	3.4
Financials	1.9
Repurchase Agreement	1.3
Other Investments and Assets & Liabilities	5.7

Top 10 Holdings as of 12/31/2022 (1)(2)

Vinebrook (Common Stock)	14.3%
NexPoint Real Estate Finance REIT (Common Stock)	11.3
IQHQ, Inc. (Common Stock)	9.6
NRES REIT SUB II, LLC (Common Stock)	5.7
Elme Communities (Common Stock)	5.6
Ground Lease (Common Stock)	4.7
FREMF Mortgage Trust 9.98%, 1/25/2031 (Asset-Backed Securities)	4.5
NexPoint Storage Partners, Inc. (Common Stock)	3.9
FHLMC Multifamily Structured Credit Risk 10.78%, 11/25/2051
(Agency Collateralized Mortgage Obligations)	3.3
J.P. Morgan Chase Commercial Mortgage Securities Trust 10.11%, 8/15/2039 (Asset-Backed Securities)	3.2

(1)	Industries and holdings are calculated as a percentage of total net assets.

(2)	Includes NRESF REIT SUB, LLC, as the entity is intended to hold private debt. NRESF REIT Sub, LLC is an affiliated issuer.

Annual Report	3

CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2022	NexPoint Real Estate Strategies Fund

A guide to understanding each Fund’s financial statements

Consolidated Investment Portfolio	The Investment Portfolio details the Fund’s holdings and their fair value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Consolidated Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Consolidated Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Consolidated Statements of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also details changes in the number of shares outstanding.

Consolidated Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Consolidated Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Consolidated Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

CONSOLIDATED INVESTMENT PORTFOLIO

As of December 31, 2022	NexPoint Real Estate Strategies Fund

Shares		Amortized Cost ($)	Value ($)

Common Stock - 63.3%

FINANCIALS - 1.9%
32,859	AFC Gamma (m)	552,953	516,872
22,500	MFA Financial, Class REIT	238,107	221,625

			738,497

REAL ESTATE - 18.3%
3,506	Bluerock Homes Trust (a)(p)	68,718	74,713
124,320	Elme Communities (p)	3,013,854	2,212,896
160,205	IQHQ, Inc. (b)(c)	2,467,701	3,779,236
4,488	NexPoint SFR Operating Partnership, LP Equity (a)(b)(c)(d)	112,125	112,189
37,256	Safehold (m)(p)	1,562,284	1,066,267

			7,245,301

REAL ESTATE INVESTMENT TRUST - 43.1%
90,000	Ground Lease (b)(c)	1,800,000	1,860,300
281,817	NexPoint Real Estate Finance (d)(p)	5,658,828	4,478,078
28,322	NexPoint Residential Trust, Inc. (d)	638,514	1,232,573
1,280	NexPoint Storage Partners, Inc. (a)(b)(c)(d)	1,077,618	1,537,020
165	NRES REIT SUB II, LLC (b)(c)(d)	1,799,502	2,255,663
55,029	United Development Funding IV REIT (a)(b)(c)	99,826	45,688
89,809	Vinebrook (b)(c)(d)	2,832,445	5,661,580

			17,070,902

	Total Common Stock (Cost $21,922,475)		25,054,700

Principal		Amortized Cost ($)	Value ($)

Asset-Backed Securities - 17.6%
$526,000	AMSR Trust, Series 2020-SFR4, Class G2 4.87%, 11/17/2037 (e)(o)	500,910	468,140
1,057,000	AMSR Trust, Series 2021-SFR1, Class F 3.60%, 6/17/2038 (e)(o)	893,480	819,175
300,000	CIFC Funding, Series 2014-4RA 0.00%, 1/17/2035 (e)(f)(g)(h)	94,500	63,750
250,000	CIFC Funding, Series 2015-1A 0.00%, 1/22/2031 (e)(f)(g)(h)	200,050	51,250
250,000	CIFC Funding, Ltd., Series 2014-5A, Class SUB 0.00%, 10/17/2031 (e)(f)(g)(h)	197,552	50,000
1,789,028	FREMF Mortgage Trust, Series 2021-KF112, Class CS SOFR30A + 6.250%, 9.98%, 1/25/2031 (e)(n)(o)	1,792,842	1,789,028

Principal		Amortized Cost ($)	Value ($)

Asset-Backed Securities (continued)
768,575	FREMF Mortgage Trust, Series 2020-KF74, Class C ICE LIBOR USD 1 Month + 6.250%, 10.39%, 1/25/2027 (e)(o)	749,820	745,998
$1,300,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2022-NXSS, Class E TSFR1M + 5.778%, 10.11%, 8/15/2039 (e)	1,296,755	1,284,790
700,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2022-NXSS, Class F TSFR1M + 6.378%, 10.71%, 8/15/2039 (e)	698,251	691,950
575,000	Progress Residential Trust, Series 2020-SFR3, Class H 6.23%, 10/17/2027 (e)(o)	565,634	526,485
526,000	STAR Trust, Series 2021-SFR1, Class G ICE LIBOR USD 1 Month + 3.200%, 7.54%, 4/17/2038 (e)(o)	501,198	486,550

	Total Asset-Backed Securities (Cost $7,490,992)		6,977,116

Corporate Obligations - 8.3%

REAL ESTATE - 8.3%
1,700,000	Mid-America Apartments 2.88%, 09/15/51	1,251,045	1,101,297
1,625,000	UDR MTN 2.10%, 08/01/32	1,329,292	1,202,948
1,000,000	Waypoint Residential 12.50%, 12/15/26 (e)	1,000,952	980,400

			3,284,645

	Total Corporate Obligations (Cost $3,581,289)		3,284,645

Agency Collateralized Mortgage Obligations - 3.4%
1,500,000	FHLMC Multifamily Structured Credit Risk, Series 2021- MN3, Class B1 SOFR30A + 6.850%, 10.78%, 11/25/2051 (e)(n)(o)	1,365,216	1,305,000
336,832	FHLMC Multifamily Structured Pass Through Certificates, Series K097, Class X3 2.02%, 9/25/2046 (g)	27,918	34,642

	Total Agency Collateralized Mortgage Obligations (Cost $1,393,134)		1,339,642

See accompanying Notes to Consolidated Financial Statements.	5

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of December 31, 2022	NexPoint Real Estate Strategies Fund

Principal		Amortized Cost ($)	Value ($)

Repurchase Agreements (k)(l) - 1.3%
249,000	Bank of America 4.300%, dated 12/30/2022 to be repurchased on 01/03/2023, repurchase price $249,119 (collateralized by various U.S. Government obligations, ranging in par value $989 - $34,047, 1.500% - 6.500%, 05/01/2037 - 05/01/2058; with total market value $253,980)	249,000	249,000
30,207	Daiwa 4.250%, dated 12/30/2022 to be repurchased on 01/03/2023, repurchase price $30,221 (collateralized by various U.S. Treasury obligations, ranging in par value $0 - $8,367, 0.000% - 7.125%, 01/03/2023 - 11/15/2043; with total market value $30,811)	30,207	30,207
249,000	RBC 4.300%, dated 12/30/2022 to be repurchased on 01/03/2023, repurchase price $249,118 (collateralized by various U.S. Government obligations, ranging in par value $0 - $68,175, 2.000% - 6.000%, 09/01/2024 - 10/20/2052; with total market value $253,980)	249,000	249,000

	Total Repurchase Agreements (Cost $528,207)		528,207

U.S. Senior Loan (i) - 0.3%
REAL ESTATE - 0.3%
$ 100,000	NexPoint SFR Operating Partnership, LP, 05/24/27 (b)(c)(d)	100,000	97,832

	Total U.S. Senior Loans (Cost $100,000)		97,832

Shares		Amortized Cost ($)	Value ($)
Cash Equivalents - 14.4%
MONEY MARKET FUND - 14.4%
5,682,148	Dreyfus Treasury Obligations Cash Management, Institutional Class 4.170%(j)	5,682,148	5,682,148

	Total Cash Equivalents (Cost $5,682,148)		5,682,148

Total Investments - 108.6%			42,964,290

(Cost $40,698,245)

Shares		Amortized Cost ($)	Value ($)

Securities Sold Short - (2.3)%

EXCHANGE-TRADED FUND - (2.3)%
(10,715)	iShares U.S. Real Estate ETF		(902,096)

	Total Securities Sold Short - (2.3)% (Proceeds $894,941)		(902,096)

Other Assets & Liabilities, Net - (6.3)%			(2,504,743)

Net Assets - 100.0%			39,557,451

(a)	Non-Income producing security.
(b)
Securities with a total aggregate value of $15,349,508, or 38.8% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Consolidated Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(c)
Represents fair value as determined by the Investment Adviser pursuant to the policies and procedures approved by the Board of Trustees (the “Board”). The Board has designated the Investment Adviser as “valuation designee” for the Fund pursuant to Rule 2a-5 of the Investment Company Act of 1940, as amended. The Investment Adviser considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $15,349,508, or 38.8% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2022. Please see Notes to Consolidated Financial Statements.

(d)	Affiliated issuer. Assets with a total aggregate fair value of $15,374,935, or 38.9% of net assets, were affiliated with the Fund as of December 31, 2022.
(e)
Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At December 31, 2022, these securities amounted to $9,262,516 or 23.4% of net assets.

(f)	No interest rate available.
(g)
Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.
(i)
Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of December 31, 2022, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 4.39% and 4.77%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(j)	Rate reported is 7 day effective yield.
(k)	Tri-Party Repurchase Agreement.
(l)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2022 was $528,207.

6	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (concluded)

As of December 31, 2022	NexPoint Real Estate Strategies Fund

(m)
Securities (or a portion of securities) on loan. As of December 31, 2022, the fair value of securities loaned was $803,393. The loaned securities were secured with cash and/or securities collateral of $822,874. Collateral is calculated based on prior day’s prices.

(n)	SOFR30A was 4.06% as of 12/31/2022. See Note 9 for additional info on SOFR.
(o)	As of December 31, 2022, investments with a total aggregate value of
$6,140,376 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.
(p)	As of December 31, 2022, $3,886,694 in securities were segregated or on deposit with the brokers to cover investments sold short.
LLC — Limited Liability Company
REIT — Real Estate Investment Trust

Reverse Repurchase Agreements outstanding as of December 31, 2022 were as follows:

Counterparty	Collateral Pledged	Interest Rate %	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
Mizuho	AMSR Trust, Series 2020-SFR4, Class G2, 11/17/2037	5.63	12/15/2022	2/1/2023	$(308,297)	$(306,000)	$(306,000)
Mizuho	AMSR Trust, Series 2021-SFR1, Class F, 06/17/2038	5.68	12/15/2022	2/1/2023	(419,151)	(416,000)	(416,000)
Mizuho	MSCR 2021-MN3 B1	6.23	12/15/2022	2/1/2023	(673,549)	(668,000)	(668,000)
Mizuho	FHLMC Multifamily Structured Pass Through Certificates, Series K097, Class X3, 9/25/2046	5.33	12/15/2022	2/1/2023	(23,163)	(23,000)	(23,000)
Mizuho	FREMF Mortgage Trust, Series 2020-KF74, Class C, 01/25/2027	5.98	12/15/2022	2/1/2023	(908,184)	(901,000)	(901,000)
Mizuho	FREMF Mortgage Trust, Series 2021-KF103, Class CS, 01/25/2031	5.88	12/15/2022	2/1/2023	(1,081,412)	(1,073,000)	(1,073,000)
Mizuho	Progress Residential Trust, Series 2020-SFR3, Class H, 10/17/2027	5.68	12/15/2022	2/1/2023	(267,007)	(265,000)	(265,000)
Mizuho	STAR Trust, Series 2021-SFR1, Class G, 4/17/2038	5.63	12/15/2022	2/1/2023	(316,357)	(314,000)	(314,000)

Total Reverse Repurchase Agreements						$(3,966,000)	$(3,966,000)

See accompanying Notes to Consolidated Financial Statements.	7

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2022	NexPoint Real Estate Strategies Fund

($)
Assets
Investments, at value(a)	21,379,000
Affiliated investments, at value (Note 11)	15,374,935

Total Investments, at value	36,753,935
Cash and cash equivalents	5,719,084
Repurchase Agreements, at value	528,207
Restricted Cash — Securities Sold Short (Note 3)	909,596
Cash pledged as collateral on reverse repurchase agreements	460,000
Receivable for:
Dividends and Interest	246,491
Fund shares sold	43,698
Deposits Receivable	25,000
Receivable for cash pledged as collateral on reverse repurchase agreements	350,000
Due from broker	4
Prepaid expenses and other assets	26,594

Total assets	45,062,609

Liabilities:
Securities sold short, at value (Note 3)	902,096
Reverse repurchase agreements (Note 3 and 5)	3,966,000
Payable for:
Collateral from securities loaned (Note 3)	528,207
Audit fees	40,000
Investment advisory fees (Note 7)	17,966
12B-1 Fees Class C	3,979
Administration fees	3,418
12B-1 Fees Class A	1,995
Investments purchased	287
Accrued expenses and other liabilities	41,210

Total liabilities	5,505,158

Net Assets	39,557,451

Net Assets Consist of:
Paid-in capital	36,796,832
Total distributable earnings	2,760,619

Net Assets	39,557,451

Investments, at cost	22,268,858
Affiliated investments, at cost (Note 11)	12,219,032
Cash equivalents, at cost	5,682,148
Repurchase Agreements, at cost	528,207
Proceeds from securities sold short	894,941
(a) Includes fair market value of securities on loan	803,393

8	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (continued)

As of December 31, 2022	NexPoint Real Estate Strategies Fund

($)
Class A:
Net assets	$9,288,770
Shares outstanding (unlimited shares authorized)	470,685
Net asset value per share (a)(b)	$19.73
Maximum offering price per share (c)	$20.93

Class C:
Net assets	$4,557,886
Shares outstanding (unlimited shares authorized)	228,363
Net asset value and offering price per share (a)	$19.96

Class Z:
Net assets	$25,710,795
Shares outstanding (unlimited shares authorized)	1,287,393
Net asset value, offering and redemption price per share	$19.97

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $500,000 or more are subject to a 1.00% CDSC if redeemed within eighteen months of purchase.
(c)	The sales charge is 5.75%. On sales of $500,000 or more, there is no sales charge and therefore the offering will be lower.

See accompanying Notes to Consolidated Financial Statements.	9

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2022	NexPoint Real Estate Strategies Fund

($)
Investment Income:
Income:
Dividends from unaffiliated issuers	175,472
Dividends from affiliated issuers (Note 11)	564,589
Securities lending income (Note 12)	234
Interest from unaffiliated issuers	502,294
Interest from affiliated issuers	1,093

Total income	1,243,682

Expenses:
Investment advisory (Note 7)	419,640
Interest expense and commitment fees (Note 5)	104,910
Legal fees	57,548
Distribution and shareholder service fees: (Note 7)
Class A	18,973
Class C	35,560
Transfer agent fees	54,281
Reports to shareholders	50,598
Administration fees (Note 7)	47,467
Audit and tax preparation fees	45,000
Registration fees	39,066
Tax fees	27,985
Custodian/wire agent fees	11,986
Trustees fees (Note 7)	9,892
Insurance	4,156
Pricing fees	2,276
Other	4,149

Total operating expenses before waiver	933,487
Less: Expenses waived or borne by the investment adviser and administrator	(195,464)
Net operating expenses	738,023

Net investment income	505,659

Net Realized and Unrealized Gain (loss) on Investments
Realized Gain (Loss) on:
Investments from unaffiliated issuers	2,299,457
Investments from affiliated issuers (Note 11)	201,207
Securities sold short (Note 3)	329,651

Net Change in Unrealized Appreciation (Depreciation) on:
Investments from unaffiliated issuers	(2,854,238)
Investments in affiliated issuers (Note 11)	(1,979,100)
Securities sold short (Note 3)	69,575

Net realized and unrealized gain (loss) on investments	(1,933,448)

Total decrease in net assets resulting from operations	(1,427,789)

10	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

NexPoint Real Estate Strategies Fund

	Year Ended December 31, 2022 ($)	Year Ended December 31, 2021 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	505,659	127,557
Net realized gain on investments	2,830,315	1,405,954
Net change in unrealized appreciation (depreciation) on investments	(4,763,763)	5,943,777

Net increase (decrease) in net assets resulting from operations	(1,427,789)	7,477,288

Total distributions to shareholders:
Class A	(115,707)	(84,286)
Class C	(47,781)	(38,972)
Class Z	(348,750)	(278,678)

Total distribution to shareholders	(512,238)	(401,936)

Return of capital:
Class A	(393,590)	(256,367)
Class C	(162,523)	(118,540)
Class Z	(1,186,378)	(847,641)

Total return of capital	(1,742,491)	(1,222,548)

Total distributions	(2,254,729)	(1,624,484)

Increase (decrease) in net assets from operations and distributions	(3,682,518)	5,852,804

Share transactions:
Proceeds from sale of shares
Class A	4,514,847	2,635,427
Class C	2,264,525	385,106
Class Z	14,651,544	1,731,543
Value of distributions reinvested
Class A	319,374	211,780
Class C	87,224	77,070
Class Z	822,932	424,776
Cost of shares redeemed
Class A	(610,184)	(473,656)
Class C	(111,834)	(191,743)
Class Z	(2,800,351)	(3,324,449)

Net increase from shares transactions	19,138,077	1,475,854

Total increase in net assets	15,455,559	7,328,658

Net Assets
Beginning of year	24,101,892	16,773,234

End of year	39,557,451	24,101,892

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying Notes to Consolidated Financial Statements.	11

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (continued)

NexPoint Real Estate Strategies Fund

	Year Ended December 31, 2022	Year Ended December 31, 2021
CAPITAL STOCK ACTVITIY - SHARES

Class A:
Shares sold	206,394	149,856
Issued for distribution reinvested	14,835	11,372
Shares redeemed	(27,526)	(24,590)

Net increase in fund shares	193,703	136,638

Class C:
Shares sold	104,072	22,113
Issued for distribution reinvested	4,004	3,980
Shares redeemed	(5,195)	(10,026)

Net increase in fund shares	102,881	16,067

Class Z:
Shares sold	659,793	100,474
Issued for distribution reinvested	37,756	22,781
Shares redeemed	(129,308)	(181,138)

Net increase (decrease) in fund shares	568,241	(57,883)

Amounts designated as “—” are $0 or have been rounded to $0.

12	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2022	NexPoint Real Estate Strategies Fund

($)
Cash Flows Used In Operating Activities:
Net decrease in net assets resulting from operations	(1,427,789)

Adjustments to Reconcile Decrease in Net Assets to Net Cash Used in Operating Activities:
Purchases of investment securities from unaffiliated issuers	(21,054,452)
Purchases of investment securities from affiliated issuers	(2,197,884)
Proceeds from the disposition of investment securities from unaffiliated issuers	6,545,307
Proceeds from the disposition of investment securities from affiliated issuers	796,512
Proceeds from return of capital of investment securities from unaffiliated issuers	562,575
Proceeds from return of capital of investment securities from affiliated issuers	84,111
Purchases of securities sold short	(1,289,259)
Proceeds from securities sold short	1,751,107
Net realized (gain) on Investments from unaffiliated issuers	(2,299,457)
Net realized (gain) on Investments from affiliated issuers	(201,207)
Net realized (gain) on securities sold short and purchased options contracts	(329,651)
Net change in unrealized (appreciation) depreciation on unaffiliated investments	2,854,238
Net change in unrealized (appreciation) depreciation on affiliated investments	1,979,100
Net change in unrealized (appreciation) depreciation on securities sold short	(69,575)
Net accretion of discount	(31,153)
(Increase) decrease in dividends and interest receivable	(182,609)
(Increase) decrease in receivable for line of credit	(25,000)
(Increase) decrease in receivable for cash pledged as collateral on reverse repurchase agreements	(350,000)
(Increase) decrease in due from broker	(4)
(Increase) decrease in prepaid expenses and other assets	(603)
Increase (decrease) in payable for investments purchased	287
Increase (decrease) in payable for investment advisory fees	4,685
Increase (decrease) in payable for commitment fees	(3,146)
Increase (decrease) in accrued expenses and other liabilities	33,846

Net cash flow used in operating activities	(14,850,021)

Cash Flows Provided by Financing Activities:
Proceeds from reverse repurchase agreements	3,937,000
Distributions paid in cash	(1,025,199)
Payments of shares redeemed	(3,522,369)
Proceeds from shares sold net of change in receivable	21,394,477

Net cash flow provided by financing activities	20,783,909

Net increase in Cash	5,933,888

Cash, Cash Equivalents, Foreign Currency and Restricted Cash:
Beginning of period	1,154,792

End of period	7,088,680

End of Year Cash Balances:
Cash and cash equivalents	5,719,084
Restricted cash	909,596
Cash collateral for reverse repurcase agreements	460,000

End of Year	7,088,680

Supplemental disclosure of cash flow information:
Reinvestment of distributions	1,229,530
Cash paid during the period for interest expense and commitment fees	108,056

See accompanying Notes to Consolidated Financial Statements.	13

CONSOLIDATED FINANCIAL HIGHLIGHTS

NexPoint Real Estate Strategies Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended December 31,
	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$21.31	$16.19	$20.36	$18.99	$20.65

Income from Investment Operations:

Net investment income (a)	0.31	0.09	0.48	0.94	0.95

Net realized and unrealized gain (loss)	(0.47)	6.46	(3.23)	1.83	(1.33)

Total from Investment Operations	(0.16)	6.55	(2.75)	2.77	(0.38)

Less Distributions Declared to shareholders:

From net investment income	(0.30)	(0.34)	(0.39)	(0.91)	(1.28)

From return of capital	(1.12)	(1.09)	(1.03)	(0.49)	—

Total distributions declared to shareholders	(1.42)	(1.43)	(1.42)	(1.40)	(1.28)

Net Asset Value, End of year (b)	$19.73	$21.31	$16.19	$20.36	$18.99

Total Return (b)(c)	(1.15)%	42.42%	(12.98)%	14.59%	(2.42)%

Ratios to Average Net Assets / Supplemental Data: (d)

Net Assets, End of Period (000’s)	$9,288	$5,903	$2,273	$1,546	$414

Gross operating expenses (e)	2.87%	3.08%	3.41%	4.33%	4.20%

Net investment loss	1.42%	0.51%	2.97%	4.56%	4.82%

Portfolio turnover rate	41%	41%	42%	39%	49%

Average commission rate paid (f)	$—	$0.0225	$0.0348	$0.0222	$0.0111

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)
The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)
Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:
(f)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.
Supplemental expense ratios are shown below:

	For the Years Ended December 31,
	2022	2021	2020	2019	2018

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses) (g)	2.28%	1.99%	2.44%	2.50%	2.38%

Interest expense and commitment fees	0.25%	—%	0.34%	0.76%	0.22%

Dividends and fees on securities sold short	0.06%	0.02%	—%	—%	0.08%

(g)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period which resulted in a 0.18% impact to the net expenses ratio.
Amounts designated as “—” are zero or have been rounded to zero.

14	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

NexPoint Real Estate Strategies Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended December 31,
	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$21.56	$16.37	$20.53	$19.10	$20.72

Income from Investment Operations:

Net investment income (loss) (a)	0.15	(0.04)	0.36	0.79	0.83

Net realized and unrealized gain (loss)	(0.49)	6.52	(3.22)	1.89	(1.30)

Total from Investment Operations	(0.34)	6.48	(2.86)	2.68	(0.47)

Less Distributions Declared to shareholders:

From net investment income	(0.26)	(0.32)	(0.34)	(0.83)	(1.15)

From return of capital	(1.00)	(0.97)	(0.96)	(0.42)	—

Total distributions declared to shareholders	(1.26)	(1.29)	(1.30)	(1.25)	(1.15)

Net Asset Value, End of year (b)	$19.96	$21.56	$16.37	$20.53	$19.10

Total Return (b)(c)	(1.93)%	41.32%	(13.45)%	13.97%	(2.90)%

Ratios to Average Net Assets / Supplemental Data: (d)

Net Assets, End of Period (000’s)	$4,558	$2,706	$1,791	$880	$511

Gross operating expenses (e)	3.64%	3.85%	4.13%	5.08%	4.93%

Net investment loss	0.69%	(0.21)%	2.14%	3.81%	4.08%

Portfolio turnover rate	41%	41%	42%	39%	49%

Average commission rate paid (f)	$—	$0.0225	$0.0348	$0.0222	$0.0111

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)
Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:
(f)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.
Supplemental expense ratios are shown below:

	For the Years Ended December 31,
	2022	2021	2020	2019	2018

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses) (g)	3.05%	2.74%	3.18%	3.28%	3.12%

Interest expense and commitment fees	0.25%	—%	0.34%	0.76%	0.22%

Dividends and fees on securities sold short	0.06%	0.02%	—%	—%	0.08%

(g)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period which resulted in a 0.18% impact to the net expenses ratio.
Amounts designated as “—” are zero or have been rounded to zero.

See accompanying Notes to Consolidated Financial Statements.	15

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)

NexPoint Real Estate Strategies Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended December 31,
	2022	2021	2020	2019	2018

Net Asset Value, Beginning of Year	$21.54	$16.36	$20.55	$19.08	$20.73

Income from Investment Operations:

Net investment income (a)	0.36	0.14	0.53	0.99	1.04

Net realized and unrealized gain (loss)	(0.46)	6.51	(3.26)	1.93	(1.36)

Total from Investment Operations	(0.10)	6.65	(2.73)	2.92	(0.32)

Less Distributions Declared to shareholders:

From net investment income	(0.31)	(0.38)	(0.44)	(0.97)	(1.33)

From return of capital	(1.16)	(1.09)	(1.02)	(0.48)	—

Total distributions declared to shareholders	(1.47)	(1.47)	(1.46)	(1.45)	(1.33)

Net Asset Value, End of year (b)	$19.97	$21.54	$16.36	$20.55	$19.08

Total Return (b)(c)	(0.85)%	42.68%	(12.75)%	15.40%	(2.17)%

Ratios to Average Net Assets / Supplemental Data: (d)

Net Assets, End of Period (000’s)	$25,711	$15,493	$12,709	$17,837	$13,132

Gross operating expenses (e)	2.61%	2.85%	3.24%	4.09%	3.94%

Net investment loss	1.66%	0.78%	3.24%	4.80%	5.08%

Portfolio turnover rate	41%	41%	42%	39%	49%

Average commission rate paid (f)	$—	$0.0225	$0.0348	$0.0222	$0.0111

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)
Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:
(f)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.
Supplemental expense ratios are shown below:

	For the Years Ended December 31,
	2022	2021	2020	2019	2018

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses) (g)	2.03%	1.73%	2.19%	2.30%	2.13%

Interest expense and commitment fees	0.25%	—%	0.34%	0.76%	0.22%

Dividends and fees on securities sold short	0.06%	0.02%	—%	—%	0.08%

(g)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period which resulted in a 0.18% impact to the net expenses ratio.

	2022	2021	2020	2019	2018

Borrowings at end of period

Aggregate Amount Outstanding	3,966,000	29,000	31,000	6,459,135	3,354,013

Asset Coverage Per $1,000*	1,036.22	832,099.72	542,072.06	4,137.16	5,191.05

*	See Note 6 for further details.

(h)
The per share amount for net investment income (loss) between classes does not accord the aggregate net investment income (loss) for the period due to class specific distribution fees charged to Class A and Class C (see Note 7).

Amounts designated as “—” are zero or have been rounded to zero.

16	See accompanying Notes to Consolidated Financial Statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2022	NexPoint Real Estate Strategies Fund

Note 1. Organization
NexPoint Real Estate Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund commenced operations on July 1, 2016. This report includes information for the year ended December 31, 2022. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related securities. NexPoint Advisors, L.P. (“NexPoint” or the “Investment Adviser”), an affiliate of NexPoint Asset Management, L.P. (formerly Highland Capital Management Fund Advisors, L.P.), is the investment adviser to the Fund.
Fund Shares
The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value (each a “Share” and collectively, the “Shares”). The Fund currently offers the following three share classes to investors, Class A, Class C and Class Z Shares. A fourth share class, the Class L Shares, has been registered but is not currently offered. Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is 5.75%. There is no front-end sales charge imposed on individual purchases of Class A Shares of $500,000 or more. The front-end sales charge is also waived in other instances as described in the Fund’s prospectus. Purchases of $500,000 or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares is 1.00% within the first eighteen months of purchase and 0.00% thereafter. No front-end or CDSCs are assessed by the Trust with respect to Class Z Shares of the Fund.
Note 2. Significant Accounting Policies
The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements.
Use of Estimates
The Fund is an investment company that follows the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946
Financial Services – Investment Companies
applicable to investment companies. The Fund’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.
Basis for Consolidation
The Fund consolidates NRESF REIT Sub, LLC (“NRESF REIT”), a Delaware wholly owned subsidiary, for financial reporting purposes. NRESF REIT is a real estate investment trust and its investments, Vinebrook and NexPoint Homes Trust, and its operations are included within the consolidated financial statements of the Fund. All inter-company accounts and transactions have been eliminated in the consolidation. The Fund is the sole shareholder of NRESF REIT, and it is intended that the Fund will remain the sole shareholder and will continue to wholly own and control NRESF REIT. NRESF REIT will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund when viewed on a consolidation. As of December 31, 2022, NRESF REIT reflected 14.6% of the Fund’s net assets.
Fund Valuation
Each class of the Fund’s NAV of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.
Valuation of Investments
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated NexPoint as the Fund’s valuation designee to perform the fair valuation determination for securities and other assets held by the Fund. NexPoint acting through its “Valuation Committee,” is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of NexPoint and certain of NexPoint’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee NexPoint’s fair value determinations. The Fund’s investments are recorded at fair value. In computing

Annual Report	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund

the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”), or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies and procedures adopted by NexPoint and approved by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services.
Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Valuation Committee in good faith in accordance with policies and procedures established by NexPoint and approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgement of the Valuation Committee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.
There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s consolidated financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for consolidated financial statement purposes.
Fair Value Measurements
The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial

18	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund

instruments and is responsible for evaluating the overall fairness and consistent application of established policies.
As of December 31, 2022, the Fund’s investments consisted
of Real Estate Investment Trusts (“REITs”) and other real estate investments, common stocks, preferred stocks, LLC interest, asset-backed securities, collateralized mortgage obligations, purchased put options and cash equivalents. The fair value of the Fund’s bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.
The fair value of the Fund’s common and preferred stocks that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by REITs that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets.
At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represent fair value. These investments will generally be categorized as Level 2 liabilities.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period.
Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

Annual Report	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets and liabilities as of December 31, 2022 is as follows:

	Total value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
NexPoint Real Estate Strategies Fund
Assets
Common Stock
Financials	$738,497	$738,497	$–	$–
Real Estate	7,245,301	3,353,876	–	3,891,425
Real Estate Investment Trust	17,070,902	5,710,651	–	11,360,251
Asset-Backed Securities	6,977,116	–	6,977,116	–
Corporate Obligations	3,284,645	980,400	2,304,245	–
Agency Collateralized Mortgage Obligations	1,339,642	–	1,339,642	–
U.S. Senior Loans
Real Estate	97,832	–	–	97,832
Repurchase Agreements	528,207	528,207	–	–
Cash Equivalents	5,682,148	5,682,148	–	–

Total Assets	42,964,290	16,993,779	10,621,003	15,349,508

Liabilities
Reverse Repurchase Agreements	(3,966,000)	–	(3,966,000)	–
Securities Sold Short
Exchange Traded Funds	(902,096)	(902,096)	–	–

Total Liabilities	(4,868,096)	(902,096)	(3,966,000)	–

Total	$38,096,194	$16,091,683	$6,655,003	$15,349,508

20	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2022.

Issuer	Balance as of December 31, 2021	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains		Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Return of Capital	Ending Value as of December 31, 2022	Change in Unrealized Appreciation (Depreciation) from Investments held at December 31, 2022
Common Stock
Caddo Timberland Investment Partnership LP	$885,344	$—	$—	$—	$777,142		$(305,170)	$—	$(886,021)	$(471,295)	$—	$—
Ground Lease	—	—	—	—	—		60,300	1,800,000	—	—	1,860,300	60,300
United Development Funding IV REIT	56,130	—	—	—	—		11,020	—	—	(21,462)	45,688	11,020
IQHQ, Inc.	2,920,537	—	—	—	(34,611	) 1	891,003	2,307	—	—	3,779,236	891,003
Vinebrook	4,688,259	—	—	—	—		787,064	186,257	—	—	5,661,580	787,064
NexPoint SFR Operating Partnership, LP Equity	—	—	—	—	—		64	112,125	—	—	112,189	64
NexPoint Storage Partners, Inc.	2,793,558	—	—	—	(1,210)		(644,373)	—	(610,955)	—	1,537,020	(644,373)
NRES REIT SUB II, LLC	—	—	—	—	—		456,161	1,799,502	—	—	2,255,663	456,161
LLC Interest
SFR WLIF I, LLC	1,897,384	—	—	—	(56,280)		102,616	—	(1,943,720)	—	—	—
Asset-Backed Securities
CIFC Funding, Ltd.	100,000	—	(100,000)	—	—		—	—	—	—	—	—
U.S. Senior Loan
NexPoint SFR Operating Partnership, LP	—	—	—	—	—		(2,168)	100,000	—	—	97,832	(2,168)

Total	$13,341,212	$—	$(100,000)	$—	$685,041		$1,356,517	$4,000,191	$(3,440,696)	$(492,757)	$15,349,508	$1,559,071

1	The realized loss was the result of IQHQ’s taxable restructure during the year. There were no sales of the security during the year ended December 31, 2022.
Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.
For the year ended December 31, 2022, there were no transfers in or out of Level 3. Determination of fair value is uncertain because it involves subjective judgments and estimates that are unobservable.
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Fair Value at 12/31/2022	Valuation Technique	Unobservable Inputs	Range Input Value(s) (Average Input Value(s))
Common Stock	$15,251,676	Transaction Indication of Value	Offer Price per Share	$1.10
			Cost Price ($mm)	$0.11
		Discounted Cash Flow	Discount Rate	8.75%
		Multiple Analysis	NAV / sh multiple	1.00x - 1.45x (1.18x)
		Net Asset Value	N/A	N/A
				$28.00
U.S. Senior Loan	97,832	Discounted Cash Flow	Discount Rate	8.00%
		Volatility Analysis	Volatility	30.00%

Total	$15,349,508

Annual Report	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund

The significant unobservable inputs used in the fair value measurement of the Fund’s common stock positions are the discount rate, offer price per share, volatility and NAV per share multiple. A Significant increase (decrease) in in these inputs in isolation could result in a significantly lower (higher) fair value measurement.
Security Transactions
Security transactions are accounted for on the trade date. Realized gains (losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.
Income Recognition
Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.
Accretion of discount on taxable bonds and loans is computed to the maturity date, while amortization of premium on taxable bonds and loans is computed to the earliest call date, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.
U.S. Federal Income Tax Status
The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or penalties.
The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.
Distributions to Shareholders
The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.
Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Consolidated Statement of Cash Flows. The cash amount shown in the Consolidated Statement of Cash Flows is the amount included within the Fund’s Consolidated Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s) and investments in money market funds deemed to be cash equivalents, and restricted cash posted as collateral in a segregated account or with broker-dealers.
Cash & Cash Equivalents
The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market

22	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund

instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insures limits under the Federal Deposit Insurance Corporation (“FDIC”).
Foreign Currency
Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Securities Sold Short
The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Consolidated Investment Portfolio for the Fund. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $909,596 was held with the broker for the Fund. Additionally, securities valued at $3,886,694 were posted in the Fund’s segregated account as collateral. The
Fund’s loss on a short sale could be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.
Other Fee Income
Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.
Note 3. Derivative Transactions
The Fund is subject to equity rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.
Options
The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.
If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium

Annual Report	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund

paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.
Reverse Repurchase Agreements
The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.
Additional Derivative Information
The Fund is required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.
The average monthly volume of derivative activity for the periods in which the Fund had outstanding activity is as follows:

	Units/ Contracts	Market Value
Purchased Options Contracts	—	$150
Note 4. U.S. Federal Income Tax Information
The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to), losses deferred due to wash sale transactions, partnerships, paydowns and reclasses relating to real estate investment trusts. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The actual character of amounts received is not known until after the REIT’s fiscal year end, and this amount may be revised after the tax reporting period concludes. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund.
For the year ended December 31, 2022, permanent differences chiefly resulting from return of capital distributions paid by the Fund, and distribution redesignations were identified and reclassified among the components of the Fund’s net assets as follows:

Paid-in Capital	Total Distributable Earnings (Loss)
$(181,472)	$181,472
For the year ended December 31, 2022, the Fund’s most recent tax year end, components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income	Other Temporary Differences	Capital Loss Carryforward	Net Tax Appreciation/ (Depreciation)
$ —	$—	$—	$2,760,619
During the year ended December 31, 2022, the Fund utilized $2,490,058 of capital loss carryovers.
The tax character of distributions paid during the year ended December 31, 2022 (unless otherwise indicated) is as follows:

Distributions Paid From:	2022	2021
Ordinary Income (1)	$512,238	$401,936
Realized Gains	—	—
Return of Capital	1,742,491	1,222,548

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
The above mentioned distributions are reflected on a tax basis. The tax basis distributions are less than the book basis distributions reflected on the Consolidated Statement of Changes in Net Assets.
Unrealized appreciation and depreciation at December 31, 2022, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation) (1)	Cost
$6,159,692	$(3,399,073)	$2,760,619	$40,196,515

(1)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to wash sales, partnership and consolidation basis adjustment.
Note 5. Reverse Repurchase Agreement
On October 3, 2019, the Fund entered into an agreement with Mizuho Securities USA LLC (“Mizuho Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to Mizuho Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from Mizuho Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the

24	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund

Fund because the cash received can be used to purchase other securities.
At December 31, 2022, the Fund had investments in reverse repurchase agreements with a gross value of $3,966,000, which is reflected as reverse repurchase agreements on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the reverse repurchase agreements at December 31, 2022. The collateral pledged for the reverse repurchase agreements, with maturities ranging from 30 to 90 days, include Agency Collateralized Mortgage Obligations. The Fund’s average daily balance was $1,364,951 at a weighted average interest rate of 4.78% for the days outstanding.
Note 6. Asset Coverage
The Fund is required to maintain 300% asset coverage with respect to any amounts borrowed. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank borrowings and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding	% of Asset Coverage of Indebtedness
12/31/2022	$3,966,000	1,036.22%
12/31/2021	29,000	83,209.97
12/31/2020	31,000	54,078.17
12/31/2019	6,459,135	413.72
12/31/2018	3,354,013	519.10
12/31/2017	—	N/A
Note 7. Investment Advisory, Service and Distribution, Trustee and Other Fees
Investment Advisory Fee
The Investment Adviser to the Fund receives an annual fee, paid monthly, in an amount equal to 1.25% of the Fund’s Average Daily Managed Assets. The Fund’s “Average Daily Managed Assets” is an amount equal to the total assets of the Fund, including assets resulting from leverage, less any liabilities not representing leverage. On occasion the Investment Advisor voluntarily waives additional fees to the extent assets are invested in certain affiliated investments.
Service and Distribution Fees
NexPoint Securities, Inc. (the “Distributor”), an affiliate of the Investment Adviser, serves as the principal underwriter and distributor of the Fund’s shares. The Distributor receives the front-end sales charge imposed on the sale of Class A Shares and the CDSC imposed on certain redemptions of Class A and Class C Shares. The Fund has adopted a
“Shareholder Servicing Plan and Agreement” (the “Plan”) under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have a multi-class structure, CDSCs and distribution and shareholder servicing fees. Under the Plan, the Fund may incur expenses on an annual basis equal to 0.25% of the average net assets of the Class A and Class C Shares.
Class C shares will pay to the Distributor a distribution fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and will be payable on a quarterly basis.
Expense Limitation Agreement
The Investment Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Investment Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding distribution fees, interest, dividend expenses on short sales, brokerage commissions and other transaction costs, acquired fund fees and expenses, taxes, expenses payable by the Fund for third party administration services, other capitalized expenditures, expenses in other investment companies, litigation expenses and extraordinary expenses), to the extent that they exceed 1.75% per annum of the Fund’s average Daily Gross Assets (the “Expense Limitation”). “Daily Gross Assets” is defined in the Expense Limitation Agreement as an amount equal to total assets, less any liabilities, but excluding liabilities evidencing leverage. If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund’s expense ratio would be higher and could exceed the Expense Limitation. In consideration of the Investment Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Investment Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date of the reimbursement; and (2) the reimbursement may not be made if it would cause the Expense Limitation as of the time of waiver to be exceeded. Any such recoupment by the Investment Adviser will not cause a class to exceed the annual limitation rate in effect at the time of the actual

Annual Report	25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund

waiver/reimbursement or at the date of the recoupment. The Expense Limitation Agreement will remain in effect until at least May 1, 2023 unless and until the Board approves its modification or termination. The Expense Limitation Agreement may be terminated only by the Board. After the expiration of the Expense Limitation Agreement, the agreement may be renewed at the discretion of the Investment Adviser and the Board.
On December 31, 2022, the amount subject to possible future recoupment under the Expense Limitation were as follows:

Expiring during Fiscal Years Ending December 31,
2023	2024	2025
$173,902	$192,124	$161,110	*

*	The difference between fees waived on the Consolidated Statement of Operations and fees available to recoup, relate to fees voluntarily waived by the Investment Advisor.
During the year ended December 31, 2022, the Investment Adviser did not recoup any amounts previously waived or reimbursed, and $224,966 of fees previously waived and or reimbursed in the Fund by the Investment Adviser that were eligible for recoupment expired.
Fees Paid to Officers and Trustees
Each Trustee who oversees all of the funds in the Fund Complex receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets. The annual retainer for a Trustee who does not oversee all of the funds in the Fund Complex is prorated based on the portion of the $150,000 annual retainer allocable to the funds overseen by such trustee. The Chairman of the Audit Committee and the Chairman of the Board each receive an additional annual payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets. The “Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers as of the date of this report and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940.
The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.
Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings.
The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.
Due to Adviser
The balance shown as “Investment advisory fees” on the Consolidated Statement of Assets and Liabilities represents net amounts owed to the Investment Adviser for advisory fees and Fund expenses paid by the Investment Adviser.
Indemnification
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Other Matters
The Investment Adviser has entered into a Services Agreement (the “Services Agreement”) with Skyview Group (“Skyview”), effective February 25, 2021, pursuant to which NexPoint will receive administrative and operational support services to enable it to provide the required advisory services to the Fund. The Investment Adviser, and not the Fund, will compensate all Investment Adviser and Skyview personnel who provide services to the Fund.
Effective July 12, 2022, certain Skyview personnel became dual-employees of NexPoint Services, Inc., a wholly-owned subsidiary of the Investment Adviser. The same services are being performed by the dual-employees. The Investment Adviser, and not the Fund, will compensate all Investment Adviser, Skyview, and dual-employee personnel who provide services to the Fund.
Note 8. Repurchase of Shares
Once each quarter, the Fund will offer to repurchase at NAV no more than 5% of the outstanding shares of the Fund (the “Repurchase Offer Amount”), unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.
If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis.

26	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund

However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan.
The Fund conducted its quarterly tender offer from February 23, 2022, until expiration on March 23, 2022 at 4:00 p.m. New York City time, during which the Fund offered to purchase for cash up to 5.0% of its outstanding shares of common stock. During the first quarter tender offer, 18,113 shares of the Fund were tendered for repurchase at a weighted average price of $22.67/share, constituting approximately 1.33% of the Fund’s outstanding shares.
The Fund conducted its quarterly tender offer from May 20, 2022 until expiration on June 21, 2022 at 4:00 p.m. New York City time, during which the Fund offered to purchase for cash up to 5.0% of its outstanding shares of common stock. During the second quarter tender offer, 16,570 shares of the Fund were tendered for repurchase at a weighted average price of $21.45/share, constituting approximately 1.11% of the Fund’s outstanding shares.
The Fund conducted its quarterly tender offer from August 19, 2022 until expiration on September 19, 2022 at 4:00 p.m. New York City time, during which the Fund offered to purchase for cash up to 5.0% of its outstanding shares of common stock. During the third quarter tender offer, 90,227 shares of the Fund were tendered for repurchase at a weighted average price of $21.98/share, constituting approximately 4.96% of the Fund’s outstanding shares.
The Fund conducted its quarterly tender offer from November 18, 2022 until expiration on December 19, 2022 at 4:00 p.m. New York City time, during which the Fund offered to purchase for cash up to 5.0% of its outstanding shares of common stock. During the fourth quarter tender offer, 37,119 shares of the Fund were tendered for repurchase at a weighted average price of $20.81/share, constituting approximately 1.81% of the Fund’s outstanding shares.
Note 9. Disclosure of Significant Risks and Contingencies
The Fund’s investments expose the Fund to various risks, certain of which are discussed below. Please refer to the Fund’s Prospectus and Statement of Additional Information for a full listing of risks associated with the Fund’s investments.
Concentration in Real Estate Securities Risk
Although the Fund does not invest directly in real estate, the Fund will concentrate its investments in investment vehicles that invest principally in real estate and real estate related securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The values of companies engaged in the real estate industry are affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.
Debt Securities Risk
When the Fund invests in debt securities, the value of the investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced or fluctuate more than other types of investments. This kind of market risk is generally greater for funds investing in debt securities with longer maturities.
Derivatives Risk
Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. Effective August 19, 2022 (the “Compliance Date”), Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) replaced the asset segregation regime of Investment Company Act Release No. 10666 (Release 10666) with a new framework for the use of derivatives by

Annual Report	27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund

registered funds. As of the Compliance Date, the SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing a fund’s use of derivatives and began requiring funds to satisfy the requirements of the Derivatives Rule. As a result, on or after the Compliance Date, the Fund will no longer engage in “segregation” or “coverage” techniques with respect to derivatives transactions and will instead comply with the applicable requirements of the Derivatives Rule.
The Derivatives Rule mandates that a fund adopt and/or implement: (i) value-at-risk limitations (VaR); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that a fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (Limited Derivatives User) under the Derivatives Rule, in which case the fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks.
Equity Securities Risk
The risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.
Exchange-Traded Funds (“ETF”) Risk
The risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.
Illiquid and Restricted Securities Risk
The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.
Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased.
Leverage Risk
The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund was not leveraged.
The Fund’s leverage facility utilizes LIBOR as the reference rate for interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR cessation date. Additionally, although regulators have encouraged the development and adoption of alternative rates, such as the Secured Overnight Financing Rate (“SOFR”), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend financial instruments referencing LIBOR to include

28	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund

fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. Further, uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. While the transition process away from LIBOR has become increasingly well-defined in advance of the expected LIBOR cessation dates, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Furthermore, the risks associated with the cessation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to alternative reference rates is not completed in a timely manner. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The Internal Revenue Service (“IRS”) has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.
Liquidity Risk
There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.
Management Risk
The risk associated with the fact that the Fund relies on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Fund holds, which may result in a decline in the value of fund shares and failure to achieve its investment objective.
Mortgage-Backed Securities Risk
The risk of investing in mortgage-backed securities, and includes interest rate risk, liquidity risk and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain mortgage-backed securities are also subject to prepayment risk. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages. The Fund could lose money if there are defaults on the mortgage loans underlying these securities.
Pandemics and Associated Economic Disruption
An outbreak of respiratory disease caused by a novel corona-virus was first detected in China in late 2019 and subsequently spread globally (“COVID-19”). This coronavirus has resulted in, and may continue to result in, the closing of borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. The impact of this coronavirus has resulted in substantial economic volatility. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future,

Annual Report	29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund

could continue to negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and impact the Fund’s ability to complete repurchase requests. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.
The United States responded to the coronavirus pandemic and resulting economic distress with fiscal and monetary stimulus packages, including the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) passed in late March 2020. The CARES ACT provides for over $2.2 trillion in resources to small businesses, state and local governments, and individuals adversely impacted by the COVID-19 pandemic. In late December 2020, the government also passed a spending bill that included $900 billion in stimulus relief for the COVID-19 pandemic. Further, in March 2021, the government passed the American Rescue Plan Act of 2021, a $1.9 trillion stimulus bill to accelerate the United States’ recovery from the economic and health effects of the COVID-19 pandemic. In addition, in mid-March 2020, the U.S. Federal Reserve (the “Fed”) cut interest rates to historically low levels and announced a new round of quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, which added $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. In addition, the Fed extended credit to small- and medium-sized businesses. As the Fed “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Fed raises the federal funds rate, there is a risk that interest rates will rise, which could expose fixed-income and related markets to heightened volatility and could cause the value of a fund’s investments, and the fund’s NAV, to decline, potentially suddenly and significantly. As a result, the fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the fund’s performance. There is no assurance that the U.S. government’s support in response to COVID-19 economic distress will offset the adverse impact to securities in which the Fund may invest and future governmental support is not guaranteed.
Preferred Stock Risk
Preferred stock, which may include preferred stock in real estate transactions, represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of creditors and owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline. Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Real Estate Industry Risk
Issuers principally engaged in real estate industry, including real estate investment trusts, may be subject to risks similar to the risks associated with the direct ownership of real estate, including: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.
REIT Risk
Real estate investments trusts (‘REITs”) may be affected by changes in the real estate markets generally as well as changes in the values of the properties owned by the REIT or securing the mortgages owned by the REIT. REITs are dependent upon management skill and are not diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code,

30	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund

and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating at the end of a specified term, and run the risk of liquidating at an economically inopportune time.
Reverse Repurchase Agreement Risk
The Fund may enter into reverse repurchase transactions with BNP Securities or other banks and securities dealers. A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of, rather than the investor in, securities or other assets and agrees to repurchase them at a date certain or on demand. Use of a reverse repurchase transaction may be preferable to a regular sale and later repurchase of securities or other assets because it avoids certain market risks and transaction costs. Reverse repurchase transactions involve the risk that the market value of securities and/or other assets purchased by the Fund with the proceeds received by the Fund in connection with such reverse repurchase transactions may decline below the market value of the securities the Fund is obligated to repurchase under such reverse repurchase transactions. They also involve the risk that the counterparty liquidates the securities delivered to it by the Fund under the reverse repurchase agreement following the occurrence of an event of default under the reverse repurchase agreement by the Fund. At the time when the Fund enters into a reverse repurchase transactions, liquid securities (cash, U.S. Government securities or other debt obligations) of the Fund having a value at least as great as the Purchase Price of the securities to be purchased will be segregated on the books of the Fund throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.
Securities Lending Risk
The Fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.
Structured Finance Securities Risk
A portion of the Fund’s investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Fund and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. The riskiest securities are the equity tranche, which bears the bulk of defaults from the bonds or loans serving as collateral, and thus may protect the other, more senior tranches from default. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. A senior tranche typically has higher ratings and lower yields than the underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to previous defaults and the disappearance of protecting tranches, market anticipation of defaults and aversion to certain structured finance securities as a class.
Note 10. Investment Transactions Purchases & Sales of Securities
The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2022, were as follows:

U.S. Government Securities		Other Securities
Purchases	Sales	Purchases	Sales
$1,365,000	$—	$25,424,755	$12,608,118

Annual Report	31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund

Note 11. Affiliated Issuers
Under Section 2 (a)(3) of the 1940 Act, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the year ended December 31, 2022:

Issuer	Shares at December 31, 2021	Beginning Value as of December 31, 2021	Value of Transfers In	Value of Transfers Out	Purchases at Cost	Proceeds from Sales	Distribution to Return of Capital	Net Realized Gain/Loss on the Sales of Affiliated Issuers*	Change Unrealized Appreciation/ Depreciation	Ending Value as of December 31, 2022	Shares at December 31, 2022	Affiliated Income
Wholly Owned, Not Consolidated
NRES REIT SUB II, LLC	—	$—	$—	$—	$1,799,502	$—	$—	$—	$456,161	$2,255,663	165	$—
Other Affiliates
Vinebrook (Common Stocks)	86,595	4,688,259	—	—	186,257	—	—	—	787,064	5,661,580	89,809	186,257
NexPoint Residential Trust, Inc. REIT (Common Stocks)	36,822	3,086,788	—	—	—	(185,547)	(33,823)	53,852	(1,688,697)	1,232,573	28,322	—
NexPoint Real Estate Finance (Common Stocks)	170,910	3,290,018	—	—	2,187,093	—	—	(10)	(999,023)	4,478,078	281,817	372,134
NexPoint SFR Operating Partnership, LP	—	—	—	—	100,000	—	—	—	(2,168)	97,832	100,000	4,125
NexPoint SFR Operating Partnership, LP Equity	—	—	—	—	112,125	—	—	—	64	112,189	4,488	2,073
NREF OP I, L.P. REIT (LLC Interest)	12,342	237,582	—	—	1,943,710	(2,187,093)	—	(3,456)	9,257	—	—	—
NexPoint Storage Partners, Inc.	2,005	2,793,558	—	—	—	(610,955)	—	(1,209)	(644,374)	1,537,020	1,280	—
SFR WLIF I, LLC	2,000,000	1,897,384	—	—	—	(1,943,720)	—	(56,280)	102,616	—	—	—

Total	2,308,674	$15,993,589	$—	$—	$6,328,687	$(4,927,315)	$(33,823)	$(7,103)	$(1,979,100)	$15,374,935	505,881	$564,589

Amounts designated as “—” are $0.
*	Excludes capital gain distributions of $208,321 included in realized gain (loss) on investments from affiliated issuers on the Statement of Operations.

Note 12. Securities Lending
Effective January, 7, 2020, the Investment Adviser entered into a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”). Securities lending transactions are entered into by the Fund under the Securities Lending Agreement, (“SLA”) which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.
The following is a summary of securities lending agreements held by the Fund, with cash collateral of overnight maturities, which would be subject to offset as of December 31, 2022:

Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received (1)	Value of Non-Cash Collateral Received	Net Amount
$803,393	$515,168	$288,255	$—

(1)
Collateral received in excess of market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Statement of Assets and Liabilities.

Amounts designated as (—) are $0.
The value of loaned securities and related collateral outstanding at December 31, 2022 are shown in the Investment Portfolio. The value of the collateral held may be temporarily

32	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund

less than that required under the lending contract. As of December 31, 2022, the cash collateral was invested in repurchase agreements with the following maturities:
Remaining Contractual Maturity of the Agreements, as of December 31, 2022

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Repurchase Agreements	$528,207	$—	$—	$—	528,207
U.S. Government Securities	—	—	—	294,667	294,667

Total	$528,207	$—	$—	294,667	822,874

The Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans are not greater than one-third of the value of the Fund’s total assets. BNY charges a fund fees based on a percentage of the securities lending income.
The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day.
The Fund receives collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY reinvests the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.
Securities lending transactions were entered into pursuant to SLA, which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.
Note 13. Unconsolidated Significant Subsidiaries
In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its controlled subsidiaries as significant subsidiaries under the respective rules. As of December 31, 2022, NRESF REIT Sub, LLC and NRESF REIT Sub II, LLC were both considered significant subsidiaries under Regulation S-X Rule 4-08(g). Based on the requirements under Regulation S-X Rule 4-08(g), the Investment Adviser has determined that consolidation is the most meaningful presentation for NRESF REIT Sub, LLC and consolidated this subsidiary as of the year ended December 31, 2022. As of December 31, 2022, NRESF REIT Sub II, LLC was considered a significant unconsolidated subsidiary under Regulation S-X Rule 4-08(g). This subsidiary is wholly owned by the Fund. Based on the requirements under Regulation S-X Rule 4-08(g), the summarized consolidated financial information of this unconsolidated subsidiary is presented below:

NRESF REIT Sub II, LLC December 31, 2022
Balance Sheet:
Current Assets	$1,015,349
Noncurrent Assets	$1,332,851

Total Assets	$2,348,200
Current Liabilities	$—
Noncurrent Liabilities	$—

Total Liabilities	$—
Preferred stock ($0.01 par value: 1,000 shares authorized; 125 shares issued and outstanding)	$—
Additional paid-in capital	$—
Accumulated earnings less dividends	$548,698
Invested equity	$1,799,502
Non-controlling interest (consolidated investments)	$—

Total Equity	$2,348,200

Annual Report	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

December 31, 2022	NexPoint Real Estate Strategies Fund

NRESF REIT Sub II, LLC For the year ended December 31, 2022
Summary of Operations:
Net Sales	$15,457
Gross Profit	$15,350
Net Income	$548,698
Net income attributable to non-controlling interest (in consolidated investments), preferred shares and other comprehensive income	$—
Note 14. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these consolidated financial statements and accompanying notes.

34	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of NexPoint Real Estate Strategies Fund

Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, of NexPoint Real Estate Strategies Fund (the “Fund”)
as of December 31, 2022, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the related notes, and the consolidated financial highlights for each of the five years in the period then ended
(collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, transfer agents, issuers, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Fund’s
auditor since 2018.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 3, 2023

Annual Report	35

ADDITIONAL INFORMATION (unaudited)

December 31, 2022	NexPoint Real Estate Strategies Fund

Investment and Strategy Overview
The Fund’s investment objective is to seek long-term total return, with an emphasis on current income
The Fund seeks to achieve its investment objective by primarily investing in a broad range of private and public real estate-related debt, equity and preferred equity investments. There can be no assurance that the Fund will achieve this objective. The Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change in this investment objective.
Investment Strategy.
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets in “real estate and real estate-related securities” (as defined below). In particular, the Fund will pursue its investment objective by investing the Fund’s assets primarily in (1) commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), (2) direct preferred equity and mezzanine investments in real properties (3) equity securities of public (both traded and non-traded) and private debt and equity real estate investment trusts (“REITs”) and/or real estate operating companies (“REOCs”) and (4) opportunistic and value added direct real estate strategies. The Fund will affect its direct real estate strategy through investments in one or more REIT subsidiaries, including through NRESF REIT Sub, LLC, which was formed on July 8, 2016. The REIT Subsidiary entered into a separate investment advisory agreement with the Investment Adviser concurrent with its formation.
Preferred equity and mezzanine investments in real estate transactions come in various forms which may or may not be documented in the borrower’s organizational documents. Generally, real estate preferred equity and/or mezzanine investments are typically junior to first mortgage financing but senior to the borrower’s or sponsor’s equity contribution. The investments are typically structured as an investment by a third-party investor in the real estate owner or various affiliates in the chain of ownership in exchange for a direct or indirect ownership interest in the real estate owner entitling it to a preferred/priority return on its investment. Sometimes, the investment is structured much like a loan where (i) “interest” on the investment is required to be paid monthly by the “borrower” regardless of available property cash flow; (ii) the entire investment is required to be paid by a certain maturity date; (iii) default rate “interest” and penalties are assessed against the “borrower” in the event payments are not made timely; and (iv) a default in the repayment of investment potentially results in the loss of management.
In addition, subject to the 15% Limitation, (as defined below) the Fund may invest up to 20% of its total assets in equity or debt securities other than real estate and real estate-related securities. The Investment Adviser will evaluate each opportunity within the context of where the Investment Adviser believes the various real estate subsectors are within the broader real estate cycle and tactically allocate among these opportunities. The Investment Adviser has broad discretion to allocate the Fund’s assets among these investment categories and to change allocations as conditions warrant. Also, the Investment Adviser will select investments it believes offer the best potential outcomes and relative risk to assemble the most appropriate portfolio to meet the risk-adjusted return goals of the Fund.
This portfolio construction strategy seeks to (i) recognize and allocate capital based upon where the Investment Adviser believes we are in the current real estate cycle, and as a result (ii) minimize drawdowns during market downturns and maximize risk adjusted returns during all market cycles, though there can be no assurance that this strategy will achieve this objective. The Fund will rely on the expertise of the Investment Adviser and its affiliates to determine the appropriate structure for structured credit investments, which may include bridge loans, common and preferred equity or other debt-like positions, as well as the acquisition of such instruments from banks, servicers or other third parties.
The Fund defines “real estate and real estate-related securities” to consist of common stock, convertible or non-convertible preferred stock, warrants, convertible or non-convertible secured or unsecured debt, and partnership or membership interests issued by:

•	CMBS, RMBS and other real estate credit investments, which include existing first and second mortgages on real estate, either originated or acquired in the secondary market, and secured, unsecured and/or convertible notes offered by REOCs and REITs;

•	Public REITs;

•	REOCs;

•	Private Real Estate Investment Funds;

•	Public Investment Funds;

•	Real estate exchange-traded funds (“ETFs”); and

•	Non-Traded REITs and private REITs, generally wholly-owned by the Fund or wholly-owned or managed by an affiliate.
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests, and REOCs are companies that invest in real estate and whose shares trade on public exchanges. Foreign REIT

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December 31, 2022	NexPoint Real Estate Strategies Fund

equivalents are entities located in jurisdictions that have adopted legislation substantially similar to the REIT tax provisions in that they provide for favorable tax treatment for the foreign REIT equivalent and require distributions of income to shareholders.
The Fund has not imposed limitations on the portion of its assets that may be invested in any of the categories outlined above other than Private Real Estate Investment Funds. The Fund, however, will limit its investments in Private Real Estate Investment Funds and any other investments that are excluded from the definition of “investment company” under the 1940 Act by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act to no more than 15% of its net assets (the “15% Limitation”). Such entities are typically private equity funds and hedge funds. This limitation does not apply to any collateralized loan obligations (“CLOs”), certain of which may rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act. For purposes of compliance with the 15% Limitation, the Fund will not count its direct investments in wholly-owned subsidiaries but will look through such subsidiaries and count their underlying holdings.
Leverage.
The Fund incurs leverage as part of its investment strategy. The Fund will target overall leverage at 25% of the Fund’s total assets immediately after giving effect to such leverage, but may incur leverage up to 33.33% of the Fund’s total assets as permitted by the 1940 Act. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed. The Fund may also invest in Private Real Estate Investment Funds, Public REITs, REOCs and Non-Traded REITs, which may incur higher levels of leverage. Accordingly, the Fund through these investments may be exposed to higher levels of leverage than the Fund is permitted to incur itself, including a greater risk of loss with respect to such investments as a result of higher leverage employed by such entities. The Fund intends to leverage its portfolio through a master repurchase agreement entered into with Mizuho Securities that allows the Fund to enter into reverse repurchase transactions from time to time pursuant to the terms of the master repurchase agreement.
In addition to any indebtedness incurred by the Fund, any subsidiary of the Fund, including the REIT Subsidiary, may also utilize leverage, including by mortgaging properties held by special purpose vehicles, or by acquiring property with existing debt. Any such borrowings will generally be the sole obligation of each respective special purpose vehicle, without any recourse to any other special purpose vehicle, the REIT Subsidiary, the Fund or its assets, and the Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the special purpose vehicle, or the subsidiary of the Fund that owns such special purpose vehicle, will be consolidated in accordance with Regulation S-X and other accounting rules. If cash flow is insufficient to pay principal and interest on a special purpose vehicle’s borrowings, a default could occur, ultimately resulting in foreclosure of any security instrument securing the debt and a complete loss of the investment, which could result in losses to the REIT Subsidiary and, therefore, to the Fund. To the extent that any subsidiaries of the Fund, including the REIT Subsidiary, directly incur leverage in the form of debt (as opposed to non-recourse borrowings made through special purpose vehicles), the amount of such recourse leverage used by the Fund and such subsidiaries, including the REIT Subsidiary, will be consolidated and treated as senior securities for purposes of complying
with the 1940 Act’s limitations on leverage by the Fund.
Tax Information
For shareholders that do not have a December 31, 2022 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2022 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2022, the following Fund is designating the following items with regard to earnings for the year.

Return of Capital	Ordinary Income Distribution	Total Distribution
77.28%	22.72%	100.00%

Dividend Received Deduction (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)
—%	—%	—%	22.79%

Short- Term Capital Gain Dividends (5)	Qualifying Business Income (6)
100.00%	38.28%

(1)
Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)
The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the aforementioned Fund to designate the maximum amount permitted by law.

(3)
“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Shareholder who are residents of California, Connecticut and New York, these funds have not met the statutory requirements to permit exemption of these amounts from state income tax.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of

Annual Report	37

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund

2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(5)
The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.
The information herein may differ from the information and distributions taxable to the shareholder from the calendar year ended December 31, 2022. Complete information will be computed and reported with your 2022 Form 1099-DIV.
Additional Portfolio Information
The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Investment Adviser in a manner designed to be equitable and consistent with the Investment Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).
Approval of NexPoint Real Estate Strategies Fund Investment Advisory Agreement
The Fund has retained NexPoint Advisors, L.P. (the “Investment Adviser”) to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Agreement”). The Agreement has been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees. The Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes at a meeting called for such purpose.
During a meeting with the Investment Adviser held on August 19, 2022, and separately with independent counsel on September 1, 2022, the Board of Trustees considered information bearing on the continuation of the Agreement for an additional one-year period. The Board of Trustees further discussed and considered information with respect to the continuation of the Agreement at Board meetings held on September 15-16, 2022 and September 28, 2022.
Following review and discussion of the Agreement and information provided by the Adviser discussed above, at a meeting held on October 21, 2022
1
, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreement for a one-year period commencing on November 1, 2022. As part of its review process, the Board of Trustees requested, through Fund counsel and independent legal counsel, and received from the Investment Adviser, various information and written materials, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Agreement to the Investment Adviser; (2) information on the advisory, legal and compliance personnel of the Investment Adviser, including ongoing updates regarding the Highland Capital Management L.P. (“HCMLP”) bankruptcy; (3) information regarding the role of Skyview Group (“Skyview”) as a service provider to the Investment Adviser pursuant to the services agreement between Skyview and the Investment Adviser (the “Skyview Services Agreement”) to assist the Investment Adviser in providing certain services to the Fund pursuant to the Agreement and the Administration the Services Agreement between the Investment

1
On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board’s approval of the continuance of the Agreement occurred at a virtual meeting in reliance on the Order.

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ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund

Adviser and the Fund, as well as information regarding the Investment Adviser’s oversight role over Skyview; (4) information on the internal compliance procedures of each of the Investment Adviser, including policies and procedures for personal securities transactions, conflicts of interest and with respect to cybersecurity, business continuity and disaster recovery; (5) comparative information showing how the Fund’s fees and operating expenses compare to those of other accounts of the Investment Adviser, if any, with investment strategies similar to those of the Fund; (6) information on the investment performance of the Fund, including comparisons of the Fund’s performance against that of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to those of the Fund; (7) information regarding brokerage and portfolio transactions; and (8) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser, including potential claims in the HCMLP bankruptcy. After the August 2022 meeting and throughout the annual contract renewal process, including at the September 15-16, 2022 and September 28, 2022 Board meetings, the Board of Trustees requested that the Investment Adviser provide additional information and responses regarding various matters in connection with the Board of Trustee’s review and consideration of the Agreement. It was further noted that throughout the process, the Board of Trustees, including separately the Independent Trustees, had also met in executive sessions to further discuss the materials and information provided.
In addition, the Board of Trustees received an independent report from FUSE Research Network (“FUSE”), an independent third-party provider of investment company data, relating to the Fund’s performance and expenses compared to the performance and expenses of a group of funds deemed by FUSE to be comparable to the Fund (the “peer group”), and to a larger group of comparable funds (the “peer universe”).
The Board of Trustees discussed the materials and information provided by the Investment Adviser in detail over the course of multiple meetings, including the Investment Adviser’s responses to the Board of Trustees’ specific written questions, comparative fee and performance information and information concerning the Investment Adviser’s business and financial condition. The factors considered and the determinations made by the Board of Trustees in connection with the approval of the renewal of the Agreement with the Investment Adviser are set forth below but are not exhaustive of all matters that were discussed by the Board of Trustees.
The Board of Trustees’ evaluation process with respect to the Investment Adviser is an ongoing one. In this regard, the Board of Trustees also took into account discussions with management and information provided to the Board of Trustees at meetings of the Board of Trustees over the course of the year and in past years with respect to the services provided by the Investment Adviser to the Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Investment Adviser with respect to the Fund. The information received and considered by the Board of Trustees in connection with the Board’s determination to approve the continuance of the Agreement was both written and oral.
The Board of Trustees reviewed various factors that were discussed in a legal memorandum provided by independent counsel regarding trustee responsibilities in considering the Agreement, the detailed information provided by the Investment Adviser and other relevant information. The Board of Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the effect of the COVID-19 pandemic on the Fund and the industry). Some of the factors that figured particularly in the Board of Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, the Board of Trustees’ conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board of Trustees’ ongoing regular review of fund performance and operations throughout the year. The Board of Trustees’ conclusions as to the approval of the Agreement were based on a comprehensive consideration of all information provided to the Board of Trustees without any single factor being dispositive in and of itself.
Throughout the process, the Board of Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser. The Board of Trustees was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Board of Trustees also met separately without representatives of the Investment Adviser present. The Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Agreement.

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ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund

The nature, extent, and quality of the services to be provided by the Investment Adviser.
The Board of Trustees considered the Investment Adviser’s services as investment manager to the Fund.
The Board of Trustees considered the portfolio management services to be provided by the Investment Adviser under the Agreement and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board of Trustees also considered the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Board of Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser, including with respect to liquidity management. The Board of Trustees also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements, and with respect to valuation, cybersecurity, business continuity and disaster recovery. The Board of Trustees also considered the Investment Adviser’s risk management and monitoring processes. The Board of Trustees took into account the terms of the Agreement and considered that, the Investment Adviser, subject to the direction of the Board of Trustees, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund. The Board of Trustees also took into account that the scope of services provided to the Fund and the undertakings required of the Investment Adviser in connection with those services, including with respect to its own and the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board of Trustees also considered operational, staffing and organizational changes with respect to the Investment Adviser over the prior year, including in connection with the transitions of certain shared services arrangements, and the fact that there were no material operational or compliance issues with respect to the Fund or decrease in the level and quality of services provided to the Fund as a result. The Board of Trustees also considered the Investment Adviser’s legal and regulatory history. The Board of Trustees also considered the Investment Adviser’s current litigation matters related to the HCMLP bankruptcy and took into account the Investment Adviser’s representation that such matters would not impact the quality and level of services the Investment Adviser will provide to the Fund under the Agreement.
The Investment Adviser’s services in coordinating and overseeing the activities of the Fund’s other service providers, as well of the services provided by Skyview to the Investment Adviser under the Skyview Services Agreement, were also considered. The Board of Trustees also evaluated the expertise and performance of the personnel of the Investment Adviser who performed services for the Fund throughout the year. They also considered the quality of the Investment Adviser’s compliance oversight program with respect to the Fund’s service providers. The Board of Trustees also considered both the investment advisory services and the nature, quality and extent of any administrative and other non-advisory services, including shareholder servicing and distribution support services that are provided to the Fund and its shareholders by the Investment Adviser and its affiliates, as well as considered the services provided by Skyview to the Investment Adviser under the Skyview Services Agreement. The Board of Trustees noted that the level and quality of services to the Fund by the Investment Adviser and its affiliates had not been materially impacted by the HCMLP bankruptcy and took into account the Investment Adviser’s representations that the level and quality of the services provided by the Investment Adviser and their affiliates, as well as of those services provided by Skyview to the Investment Adviser under the Skyview Services Agreement, would continue to be provided to the Fund at the same or higher level and quality.
The Board of Trustees also considered the significant risks assumed by the Investment Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund. The Board of Trustees also noted various cost savings initiatives that had been implemented by the Investment Adviser with respect to the Fund and the other funds in the Highland complex over the years. The Board of Trustees considered the Investment Adviser’s financial condition and financial wherewithal. The Board of Trustees also considered the financial condition and operations of the Investment Adviser during the COVID-19 pandemic and noted that there had been no material disruption of the Investment Adviser’s services to the Fund and that the Investment Adviser had continued to provide the same level, quality and extent of services to the Fund.
The Board of Trustees also noted that on a regular basis it receives and reviews information from the Fund’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board of Trustees also took into account the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes.
In considering the nature, extent, and quality of the services provided by the Investment Adviser, the Board of Trustees also took into account its knowledge of the Investment Adviser’s management and the quality of the performance of its duties, through discussions and reports and interactions during the preceding year and in past years.

40	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund

The Board of Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Agreement, and that the nature and the quality of such advisory services supported the approval of the Agreement.
The Investment Adviser’s historical performance.
In considering the Fund’s performance, the Board of Trustees noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. The Board of Trustees considered the performance of the Fund as described in the quarterly and other reports provided by management over the course of the year. The Board of Trustees noted that the Investment Adviser reviewed with the Board of Trustees on at least a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. The Board of Trustees discussed the historical performance of the Fund and considered the relative performance of the Fund and its portfolio management team as compared to that of the Fund’s peer group as selected by FUSE, as well as comparable indices. Among other data, the Board of Trustees also received data with respect to the Fund’s leverage and distribution rates.
The Board of Trustees reviewed and considered the FUSE report, which provided a statistical analysis comparing the Fund’s investment performance, expenses and fees to those of comparable funds for various periods ended June 30, 2022 and management’s discussion of the same, including the effect of current market conditions on the Fund’s more-recent performance. The Board of Trustees also received a review of the data contained in the FUSE report from representatives of FUSE. The Board of Trustees noted that while it found the data provided by FUSE, the independent third-party data provider, generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board of Trustees also took into account management’s discussion of the category in which the Fund was placed for comparative purposes, including any differences between the Fund’s investment strategy and the strategy of the funds in the Fund’s respective category, as well as compared to the peer group selected by FUSE. The Board of Trustees also took into account its discussions with management over the course of the year regarding factors that contributed to the performance of the Fund, including presentations with the Fund’s portfolio managers.
Among other data relating specifically to the Fund’s performance, the Board of Trustees took note of the peer group selected by FUSE, which consisted of real estate interval funds with similar pricing characteristics. The Board of Trustees further considered that the Fund had outperformed both the MSCI US REIT Index and the Fund’s peer group median over the one-, three-, and five-year periods ended June 30, 2022. The Board also took into account management’s discussion of the Fund’s performance. The Board of Trustees concluded that the Fund’s overall performance and other relevant factors supported the continuation of the Agreement with respect to the Fund for an additional one-year period.
The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund.
The Board of Trustees also gave consideration to the fees payable under the Agreement, the expenses the Investment Adviser incur in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser and regarding profitability from the relationship with the Fund; (2) information regarding the total fees and payments received by the Investment Adviser for its services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for administrative services with respect to the Fund under separate agreements and whether such fees are appropriate. The Board of Trustees took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets. Among other data, the Board of Trustees considered that the Fund’s total net expenses were in line with its peer group median and that the Fund’s net management fees (the Fund’s actual advisory fee plus actual administrative fee) was lower than those of its peer group median. The Board also took into account management’s discussion of the Fund’s expenses and the amounts waived and/or reimbursed by the Investment Adviser.
The Board of Trustees also considered the so-called “fallout benefits” to the Investment Adviser with respect to the

Annual Report	41

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund

Fund, such as the reputational value of serving as Investment Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to separate agreements, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Board of Trustees concluded that the benefits received by the Investment Adviser and its affiliates were reasonable in the context of the relationship between the Investment Adviser and the Fund.
After such review, the Board of Trustees determined that the profitability to the Investment Adviser and its affiliates from their relationship with the Fund was not excessive.
The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders.
The Board of Trustees also considered the effect of the Fund’s growth in assets under management on its fees. The Board of Trustees noted that the Fund does not currently contain breakpoints in its advisory fee schedule. The Board of Trustees took into account, the Adviser’s discussion of the fee structure, including that the Fund benefits from a waiver of a portion of its advisory and administration fees, which the Investment Adviser believes can be more effective than breakpoints at controlling overall costs borne by shareholders]. The Board also noted the FUSE report, which compared fees among peers, and included the Fund’s contractual fee schedule at different asset levels. The Board noted that the Fund’s contractual advisory fee is in the range of its peer group at all asset levels. The Board of Trustees also noted the current size of the Fund. The Board of Trustees noted that, if the Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board of Trustees concluded that the fee structure is reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board of Trustees determined to continue to review the ways and extent to which economies of scale might be shared between the Investment Adviser, on the one hand, and shareholders of the Fund, on the other, as the assets in the Fund grow.
Conclusion.
Following a further discussion of the factors above, it was noted that in considering the approval of the Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all factors and considerations, including those discussed above, the Board of Trustees, including separately, the Independent Trustees, unanimously agreed that the Agreement, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser provides, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

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ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund
Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o NexPoint Asset Management, L.P., 300 Crescent Court, Suite 700, Dallas, TX 75201.
The “Fund Complex,” as referred to herein consists of: each series of NexPoint Funds I (“NFI”), each series of NexPoint Funds II (“NFII”), Highland Global Allocation Fund (“GAF”), Highland Income Fund (“HFRO”), NexPoint Real Estate Strategies Fund (“NRESF”), and NexPoint Capital, Inc. (the “BDC”), a
closed-end
management investment company that has elected to be treated as a business development company under the 1940 Act.

Name and Date of Birth	Position(s) with the Trust	Term of Office 1 and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

			Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since March 2016.	Retired.	8
Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Sports Enterprise, Inc. (since January 2013); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Director of The Midwest League of Professional Baseball Clubs, Inc. (from January 2013 to December 2021); Director of Kane County Cougars Foundation, Inc. (since January 2013); Director of Galen Robotics, Inc. (since August 2016); Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman; Director of First Capital Investment Corp. (from March 2017 to

						Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

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ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund
Trustees and Officers

Name and Date of Birth	Position(s) with the Trust	Term of Office 1 and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

			Independent Trustees
					March 2018); Director and Special Advisor to Vault Data, LLC (since February 2018); and Director of American Association of Professional Baseball, Inc. (since February 2021).

Ethan Powell (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since March 2016; Chairman of the Board since March 2016.	Principal and CIO of Brookmont Capital Management, LLC since May 2020; CEO, Chairman and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Fund Complex from June 2012 until July 2013 and since December 2013; and Director of Kelly Strategic Management since August 2021.	8	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Fund Complex; significant administrative and managerial experience.

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since March 2016.	Business Development Banker, CrossFirst Bank since January 2023 (President-Dallas from October 2020 until January 2023 and Senior Advisor from April 2019 until October 2022); and Private Investor, BW Consulting, LLC since 2014.	8		Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Fund Complex; significant administrative and managerial experience.

Dorri McWhorter (6/30/1973)	Trustee	Trustee since May 2022; 3 year term (expiring at 2023 annual meeting).	President & CEO, YMCA of Metropolitan Chicago (2021- Present); Chief Executive Officer, YWCA Metropolitan Chicago (2013-2021).	8	Board Director of William Blair Funds (since 2019); Board Director of Skyway Concession Company, LLC (since 2018); Board Director of Illinois CPA Society (2017-2022); Board	Significant managerial and executive experience, including experience as president and chief executive officer; significant

44	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2022	NexPoint Real Estate Strategies Fund
Trustees and Officers

Name and Date of Birth	Position(s) with the Trust	Term of Office 1 and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

			Independent Trustees
					Director of Lifeway Foods, Inc. (since 2020); Board Director of Green Thumb Industries, Inc. (February 2022 to October 2022); Member of Financial Accounting Standards Advisory Council (since 2021); Board Director of LanzaTech Global, Inc. (since 2023).	background and experience in financial accounting; significant experience on other boards of directors, including for other registered investment companies.

Interested Trustee

John Honis (6/16/1958)	Trustee	Indefinite Term; Trustee since March 2016.	President of Rand Advisors, LLC (August 2013 - August 2022); President of Valience Group, LLC since July 2021.	8	Manager of Turtle Bay Resort, LLC (August 2011 – December 2018);	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

1
On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. The Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

Annual Report	45

ADDITIONAL INFORMATION (unaudited) (concluded)

December 31, 2022	NexPoint Real Estate Strategies Fund
Trustees and Officers

Name and Date of Birth	Position(s) held with the Trust and Length of Time Served, Term of Office	Principal Occupation(s) During Past Five Years Officers

Officers

James Dondero (6/29/1962)	President and Principal Executive Officer since March 2016; Indefinite Term.	Founder of NexPoint;
Co-founder
of Highland Capital Management, L.P. (“HCMLP”) and NexPoint Asset Management, L.P. (“NAM”); Chairman of the Board of NexPoint Residential Trust, Inc. since 2015; NexPoint Hospitality Trust, NexPoint Real Estate Finance, Inc., Texmark Timber Treasury, L.P., Metro-Goldwyn-Mayer and SeaOne Holdings, LLC; Portfolio Manager of GAF, HFRO, NexPoint Even Driven Fund and NexPoint Merger Arbitrage Fund (each a series of HFI); NexPoint Climate Tech Fund (formerly Highland
Small-Cap
Equity Fund) (series of NFII); the BDC; and NRESF.

Dustin Norris (1/6/1984)	Executive Vice President since April 2019; Indefinite Term.	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at NAM from November 2017 until March 2019; Chief Product Strategist at NAM from September 2015 to March 2019; Director of Product Strategy at NAM from May 2014 to September 2015; Officer of the Fund Complex since November 2012.

Frank Waterhouse (4/14/1971)	Treasurer since March 2016; Principal Financial and Accounting Officer since April 2021; Indefinite Term.	Chief Financial Officer of Skyview Group since February 2021; Chief Financial Officer and Partner of HCMLP from December 2011 and March 2015, respectively, to February 2021; Treasurer of the Fund Complex since May 2015.

Will Mabry (7/2/1986)	Assistant Treasurer since April 2021; Indefinite Term.	Director, Fund Analysis of Skyview Group since February 2021. Prior to his current role at Skyview Group, Mr. Mabry served as Senior Manager — Fund Analysis, Manager — Fund Analysis, and Senior Fund Analyst for HCMLP.

Stephanie Vitiello (6/21/1983)	Secretary since April 2021; Chief Compliance Officer and Anti-Money Laundering Officer since November 2021; Indefinite Term.	Chief Compliance Officer and Counsel of Skyview Group since February 2021. Prior to her current role at Skyview Group, Inc., Ms. Vitiello served as Managing Director — Distressed, Assistant General Counsel, Associate General Counsel and
In-House
Counsel for HCMLP.

Rahim Ibrahim (8/17/1989)	Assistant Secretary since November 2021; Indefinite Term.	Counsel and Compliance Manager at Skyview Group since March 2022. Prior to his current role at Skyview Group, Mr. Ibrahim served as a Compliance Analyst for Skyview Group from May 2021 to March 2022; Compliance Associate for Loring, Wolcott & Coolidge Trust, LLC from October 2019 until May 2021; Corporate Paralegal at Maples Group from April 2018 to October 2019; Associate Engagement Specialist-Compliance at Eze Software Group from June 2017 to April 2018.

46	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser
NexPoint Advisors, L.P.
300 Crescent Court, Suite 700 Dallas,
TX 75201
Transfer Agent
DST Systems, Inc.
210 W 10th, 8th Floor
Kansas City, MO 64105
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, New York 10286
Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115
Fund Counsel
K&L Gates LLP
1 Lincoln Street
Boston, MA 02111
This report has been prepared for shareholders of NexPoint Real Estate Strategies Fund (the “Fund”). As of January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on https://www.nexpoint.com/nexpoint/funds/intervalfunds/ne xpoint-real-estate-strategies-fund/, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Fund or from your financial intermediary free of charge at any time. For additional information regarding how to access the Fund’s shareholder reports, or to request paper copies by mail, please call shareholder services at
1-844-485-9167.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent
12-month
period ended December 31, are available (i) without charge, upon request, by calling
1-844-485-9167
and (ii) on the SEC’s website at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form
N-PORT
within sixty days after the end of the period. The Fund’s Forms
N-
PORT are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling
1-800-SEC-0330.
Shareholders may also obtain the Form
N-
PORT by visiting the Fund’s website at
www.nexpoint.com
.
As required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive officer and principal financial officer made quarterly certifications, included in filings with the SEC on Forms
N-CSR
and
N-PORT
relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting, as applicable.
The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling
1-844-485-9167.

Annual Report	47

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NexPoint Real Estate Strategies Fund
c/o DST Systems, Inc.
P.O. Box 219630
Kansas City, MO 64121-9630

NexPoint Real Estate Strategies Fund	Annual Report, December 31, 2022

www.nexpointgroup.com	NRES-AR-1222

Item 2. Code of Ethics.

(a)

NexPoint Real Estate Strategies Fund (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e)	Not applicable.

(f)

The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the U.S. Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $40,000 for the fiscal year ended December 31, 2021 and $42,000 for the fiscal year ended December 31, 2022.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2022.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,000 for the fiscal year ended December 31, 2021 and $5,000 for the fiscal year ended December 31, 2022. The nature of the services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2022.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee shall:

(a) have direct responsibility for the appointment, compensation, retention and oversight of the Registrant’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Registrant and all non-audit services to be provided by the independent auditors to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; and

(c) establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d) review and consider whether the independent auditors’ provision of any non-audit services to the Registrant, the Registrant’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)100%

(c)100%

(d)N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $0 for the fiscal year ended December 31, 2021 and $0 for the fiscal year ended December 31, 2022.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich

Ethan Powell

Bryan A. Ward

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NEXPOINT ADVISORS, L.P.

PROXY VOTING POLICY

Purpose and Scope

The purpose of these voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which NexPoint Advisors, L.P. (the “Company”) votes or gives consents with respect to the securities owned by Clients for which the Company exercises voting authority and discretion.1 For avoidance of doubt, this includes any proxy and any shareholder vote or consent, including a vote or consent for a private company or other issuer that does not involve a proxy. These policies and procedures have been designed to help ensure that votes are cast in the best interests of Clients in accordance with the Company’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

This Policy applies to securities held in all Client accounts (including Retail Funds and other pooled investment vehicles) as to which the Company has explicit or implicit voting authority. Implicit voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority to the Client.

If the Company has delegated voting authority to an investment sub-adviser with respect to any Retail Fund, such sub-adviser will be responsible for voting all proxies for such Retail Funds in accordance with the sub- adviser’s proxy voting policies. The Compliance Department, to provide oversight over the proxy voting by sub- advisers and to ensure that votes are executed in the best interests of the Retail Funds, shall (i) review the proxy voting policies and procedures of each Retail Fund sub-adviser to confirm that they comply with Rule 206(4)- 6, both upon engagement of the sub-adviser and upon any material change to the sub-adviser’s proxy voting policies and procedures, and (ii) require each such sub-adviser to provide quarterly certifications that all proxies were voted pursuant to the sub-adviser’s policies and procedures or to describe any inconsistent votes.

General Principles

The Company and its affiliates engage in a broad range of activities, including investment activities for their own accounts and for the accounts of various Clients and providing investment advisory and other services to Clients. In the ordinary course of conducting the Company’s activities, the interests of a Client may conflict with the interests of the Company, other Clients and/or the Company’s affiliates and their clients. Any conflicts of interest relating to the voting of proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Company votes all proxies is to vote in the best interests of each Client by maximizing the economic value of the relevant Client’s holdings, taking into account the relevant Client’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents and all other relevant facts and circumstances at the time of the vote. The Company does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

[1]	In any case where a Client has instructed the Company to vote in a particular manner on the Client’s behalf, those instructions will govern in lieu of parameters set forth in the Policy.

Voting Procedures

Third-Party Proxy Advisors

The Company may engage a third-party proxy advisor (“Proxy Advisor”) to provide proxy voting recommendations with respect to Client proxies. Proxy Advisor voting recommendation guidelines are generally designed to increase investors’ potential financial gain. When considering whether to retain or continue retaining any particular Proxy Advisor, the Compliance Department will ascertain, among other things, whether the Proxy Advisor has the capacity and competency to adequately analyze proxy issues. In this regard, the Compliance Department will consider, among other things: the adequacy and quality of the Proxy Advisor’s staffing and personnel; the robustness of its policies and procedures regarding its ability to (a) engage with issuers and ensure that its proxy voting recommendations are based on current and accurate information and (b) identify and address any conflicts of interest and any other considerations that the Compliance Department determines would be appropriate in considering the nature and quality of the services provided by the Proxy Advisor. To identify and address any conflicts that may arise on the part of the Proxy Advisor, the Compliance Department will ensure that the Proxy Advisor notifies the Compliance Department of any relevant business changes or changes to its policies and procedures regarding conflicts.

Third-Party Proxy Voting Services

The Company may utilize a third-party proxy voting service (“Proxy Voting Service”) to monitor holdings in Client accounts for purposes of determining whether there are upcoming shareholder meetings or similar corporate actions and to execute Client proxies on behalf of the Company pursuant to the Company’s instructions, which shall be given in a manner consistent with this Policy. The Compliance Department will oversee each Proxy Voting Service to ensure that proxies have been voted in a manner consistent with the Company’s instructions.

Monitoring

Subject to the procedures regarding Nonstandard Proxy Notices described below, the Compliance Department of the Company shall have responsibility for monitoring Client accounts for proxy notices. Except as detailed below, if proxy notices are received by other employees of the Company, such employees must promptly forward all proxy or other voting materials to the Compliance Department.

Portfolio Manager Review and Instruction

From time to time, the settlement group of the Company may receive nonstandard proxy notices, regarding matters including, but not limited to, proposals regarding corporate actions or amendments (“Nonstandard Proxy Notices”) with respect to securities held by Clients. Upon receipt of a Nonstandard Proxy Notice, a member of the settlement group (the “Settlement Designee”) shall send an email notification containing all relevant information to the Portfolio Manager(s) with responsibility for the security and [.com]. Generally, the relevant Portfolio Manager(s) shall deliver voting instructions for Nonstandard Proxy Notices by replying to the email notice sent to the Portfolio Manager(s) and [            .com] by the Settlement Designee or by sending voting instructions to [            .com] and [            .com]. Any conflicts for Nonstandard Proxy Notices should also be disclosed to the Compliance Department. In the event a Portfolio Manager orally conveys voting instructions to the Settlement Designee or any other member of the Company’s settlement group, that Settlement Designee or member of the Company’s settlement group shall respond to the original notice email sent to [.com] detailing the Portfolio Manager(s) voting instructions.

With regard to standard proxy notices, on a weekly basis, the Compliance Department will send a notice of upcoming proxy votes related to securities held by Clients and the corresponding voting recommendations of the Proxy Advisor to the relevant Portfolio Manager(s). Upon receipt of a proxy notice from the Compliance Department, the Portfolio Manager(s) will review and evaluate the upcoming votes and recommendations. The Portfolio Managers may rely on any information and/or research available to him or her and may, in his or her discretion, meet with members of an issuer’s management to discuss matters of importance to the relevant Clients and their economic interests. Should the Portfolio Manager determine that deviating from the Proxy Advisor’s recommendation is in a Client’s best interest, the Portfolio Manager shall communicate his or her voting instructions to the Compliance Department.

In the event that more than one Portfolio Manager is responsible for making a particular voting decision and such Portfolio Managers are unable to arrive at an agreement as to how to vote with respect to a particular proposal, they should consult with the applicable Chief Compliance Officer (the “CCO”) for guidance.

Voting

Upon receipt of the relevant Portfolio Managers’ voting instructions, if any, the Compliance Department will communicate the instructions to the Proxy Voting Service to execute the proxy votes.

Supplemental Information of Issuers

In the event that the Company becomes aware that an issuer has filed with the Securities and Exchange Commission (the “SEC”) supplemental information in response to a Proxy Advisor’s voting recommendation, sufficiently in advance of the submission deadline which would reasonably be expected to affect the Company’s voting determination, the Compliance Department will review such supplemental information and provide the supplemental information to the relevant Portfolio Manager(s). The Portfolio Manager shall communicate to the Compliance Department whether or not the previously provided voting instructions should be changed, and the Compliance Department document the extent to which the supplemental information was considered and/or impacted the voting.

Non-Votes

It is the general policy of the Company to vote or give consent on all matters presented to security holders in any vote, and these policies and procedures have been designated with that in mind. However, the Company reserves the right to abstain on any particular vote if, in the judgment of the CCO, or the relevant Portfolio Manager, the effect on the relevant Client’s economic interests or the value of the portfolio holding is insignificant in relation to the Client’s portfolio, if the costs associated with voting in any particular instance outweigh the benefits to the relevant Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Clients not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, a Portfolio Manager may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote proxies relating to certain foreign securities if, in his or her judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

Conflicts of Interest

The Company’s Compliance Department is responsible for monitoring voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. All voting decisions contrary to the recommendation of a Proxy Advisor require a mandatory conflicts of interest review by the Compliance Department, which will include a consideration of whether the Company or any Portfolio Manager or other person recommending or providing input on how to vote has an interest in the vote that may present a conflict of interest.

In addition, all Company investment professionals are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the best interest of the relevant Clients. If at any time a Portfolio Manager or any other investment professional becomes aware of a potential or actual conflict of interest regarding any particular voting decision, he or she must contact the Compliance Department promptly and, if in connection with a proxy that has yet to be voted, prior to such vote. If any investment professional is pressured or lobbied, whether from inside or outside the Company, with respect to any particular voting decision, he or she should contact the Compliance Department promptly. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the relevant Clients.

In the event of a conflict, the Company may choose to address such conflict by: (i) voting in accordance with the Proxy Advisor’s recommendation; (ii) the CCO determining how to vote the proxy (if the CCO approves deviation from the Proxy Advisor’s recommendation, then the CCO shall document the rationale for the vote); (iii) “echo voting” or “mirror voting” the proxy in the same proportion as the votes of other proxy holders that are not Clients; or (iv) with respect to Clients other than Retail Funds, notifying the affected Client of the material conflict of interest and seeking a waiver of the conflict or obtaining such Client’s voting instructions. Where the Compliance Department deems appropriate, third parties may be used to help resolve conflicts. In this regard, the CCO or his or her delegate shall have the power to retain fiduciaries, consultants or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Where a conflict of interest arises with respect to a voting decision for a Retail Fund, the Company shall disclose the conflict and the rationale for the vote taken to the Retail Fund’s Board of Directors/Trustees at the next regularly scheduled quarterly meeting. The Compliance Department will maintain a log documenting the basis for the decision and will furnish the log to the Board of Trustees.

Material Conflicts of Interest

The following relationships or circumstances are examples of situations that may give rise to a material conflict of interest for purposes of this Policy. This list is not exclusive or determinative; any potential conflict (including payments of the types described below but less than the specified threshold) should be identified to the Company’s Compliance Department:

(i)	The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

(ii)	The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

(iii)

The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

(iv)

The issuer is an entity in which an officer or partner of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

(v)

The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

(vi)

Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

(vii)	The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

(viii)	Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

Recordkeeping

Following the submission of a proxy vote, the Registrant will maintain a report of the vote and all relevant documentation.

The Registrant shall retain records relating to the voting of proxies and the Company shall conduct due diligence, including on Proxy Voting Services and Proxy Advisors, as applicable, to ensure the following records are adequately maintained by the appropriate party:

(i)	Copies of this Policy and any amendments thereto.

(ii)	A current copy of the Proxy Advisor’s voting guidelines, as amended.

(iii)

A copy of each proxy statement that the Company receives regarding Client securities, including any supplemental information an issuer files with the SEC that the Company becomes aware of. The Company may rely on a third party to make and retain, on the Company’s behalf, a copy of a proxy statement, provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

(iv)

Records of each vote cast by the Company on behalf of Clients. The Company may satisfy this requirement by relying on a third party to make and retain, on the Company’s behalf, a record of the vote cast, provided that the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

(v)	A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

(vi)

A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.2

Enforcement of this Policy

It shall be the responsibility of the Compliance Department to handle or coordinate the enforcement of this Policy. The Compliance Department will periodically sample proxy voting records to ensure that proxies have been voted in accordance with this Policy, with a particular focus on any proxy votes that require additional analysis (e.g., proxies voted contrary to the recommendations of a Proxy Advisor).

If the Company has essentially immediate access to a book or record (on the Company’s proprietary system or otherwise) through a computer located at an appropriate office of the Company, then that book or record will be considered to be maintained at an appropriate office of the Company. “Immediate access” to books and records includes that the Company has the ability to provide promptly to SEC examination staff hard copies of the books and records or access to the storage medium. The party responsible for the applicable books and records as described above shall also be responsible for ensuring that those books and records for the first two years are either physically maintained in an appropriate office of the Company or that the Company otherwise has essentially immediate access to the required books and records for the first two years.

If the Compliance Department determines that a Proxy Advisor or Proxy Voting Service may have committed a material error, the Compliance Department will investigate the error, taking into account the nature of the error, and seek to determine whether the Proxy Advisor or Proxy Voting Service is taking reasonable steps to reduce similar errors in the future.

In addition, no less frequently than annually, the Compliance Department will review the adequacy of this Policy to ensure that it has been implemented effectively and to confirm that this Policy continues to be reasonably designed to ensure that proxies are voted in the best interest of Clients.

Disclosures to Clients and Investors

As a matter of policy, the Company does not disclose how it expects to vote on upcoming proxies. Additionally, the Company does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The Registrant’s portfolio managers, who are primarily responsible for the day-to-day management of the Registrant’s portfolio, are James Dondero, Matthew McGraner and Matthew Goetz.

James Dondero —Mr. Dondero is the founder of NexPoint Advisors, L.P. (“NexPoint”) and co-founder of Highland Capital Management Fund Advisors, L.P. (“HCMFA”). Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Prior to founding Highland Capital Management, L.P. (“HCMLP”) in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, real estate, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Mr. Dondero received a BS in Commerce (Accounting and Finance) from the University of Virginia and is a Certified Managerial Accountant. Mr. Dondero has earned the right to use the Chartered Financial Analyst designation. He also serves as President of NexPoint Capital, Inc. and NexPoint Real Estate Strategies Fund. Mr. Dondero currently serves as Chairman for NexBank and serves on the Board of Directors of VineBrook Homes Trust, Inc., NexPoint Diversified Real Estate Trust, SeaOne Holdings, LLC, NexPoint Residential Trust, Inc., NexPoint Hospitality Trust and NexPoint Real Estate Finance, Inc.

Matthew McGraner – Mr. McGraner serves as Managing Director, Real Estate at NexPoint; Chief Investment Officer and a member of the investment committee of NexPoint Residential Trust, Inc.; and Chief Investment Officer and Executive Vice President of NexPoint Hospitality Trust, Inc. Prior to his current position he served as Managing Director of Real Estate at HCMLP, which he joined in May 2013. With over a decade of real estate, private equity and legal experience, his primary responsibilities are to lead the strategic direction and operations of the real estate platform at NexPoint, as well as source and execute investments, manage risk and develop potential business opportunities, including fundraising, capital markets transactions and joint ventures. Mr. McGraner is also a licensed attorney and was formerly an associate at Jones Day, with a practice primarily focused on private equity, real estate and mergers and acquisitions. Prior to joining HCMLP, Mr. McGraner led the acquisition and financing of over $200 million of real estate investments and advised on $16.3 billion of M&A and private equity transactions. Since joining HCMLP in 2013, Mr. McGraner has led the acquisition and financing of over $9.8 billion of real estate investments. Mr. McGraner received a B.S. from Vanderbilt University and J.D. from Washington University School of Law.

Matthew Goetz – Mr. Goetz serves as a Director, Real Estate at NexPoint and also serves as the Senior VP-Investments and Asset Management of NexPoint Residential Trust, Inc. Prior to his current position he was a Senior Financial Analyst at HCMLP from 2014 to 2017. With over ten years of real estate, private equity and equity trading experience, his primary responsibilities are to asset manage, source acquisitions, manage risk and develop potential business opportunities for NexPoint, including fundraising, private investments and joint ventures. Before joining HCMLP in June 2014, Mr. Goetz was a Senior Financial Analyst in CBRE’s Debt and Structured Finance group from May 2011 to June 2014 where he underwrote over $7 billion and more than 30 million square feet of multifamily, office, and retail commercial real estate. In his time at CBRE, a commercial real estate services firm, Mr. Goetz and his team closed over $2.5 billion in debt and equity financing. Prior to joining CBRE’s Debt and Structured Finance group, he held roles as an Analyst and Senior Analyst for CBRE’s Recovery and Restructuring Services group from September 2009 to May 2011 where he assisted in the asset management and disposition of over 3,000 real estate owned assets valued at more than $750 million. He also provided commercial real estate consulting services to banks, special servicers, hedge funds, and private equity groups.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following table provides information about funds and accounts, other than the Registrant, for which the Registrant’s portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2022.

James Dondero

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	7	$2,899	1	$55
Other Pooled Investment Vehicles:	3	$5,397	3	$5,397
Other Accounts:	—	$—	—	$—

Matthew McGraner

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	—	$—	—	$—
Other Pooled Investment Vehicles:	3	$5,397	3	$5,397
Other Accounts:	—	$—	—	$—

Matthew Goetz

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	—	$—	—	$—
Other Pooled Investment Vehicles:	3	$5,397	3	$5,397
Other Accounts:	—	$—	—	$—

Potential Conflicts of Interests

NexPoint Advisors, L.P. (“NexPoint” or the “Adviser”) and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Registrant. For the purposes of this section, the term “NexPoint” shall include the Adviser and its affiliated investment advisors, and all affiliates listed on its Form ADV, as filed via an amendment with the SEC January 20th, 2022 (CRD No. 163564).

In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Registrant’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Registrant and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

NexPoint has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. NexPoint has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, NexPoint furnishes advisory services to numerous clients in addition to the Registrant, and NexPoint may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to NexPoint or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Registrant. In addition, NexPoint, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Registrant. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Registrant. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Registrant and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co- investment by the funds and such other clients or may involve a rotation of opportunities among the funds and such other clients. The Registrant will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations or pursuant to the terms and conditions of the exemptive order received by the Adviser and certain funds affiliated with the Registrant, dated April 19, 2016. For example, exemptive relief is not required for the Registrant to invest in syndicated deals and secondary loan market transactions in which the Adviser or an affiliate has an interest where price is the only negotiated point. The order applies to all “Investment Companies,” including future closed-end investment companies registered under the 1940 Act that are managed by the Adviser, which includes the Registrant. The Registrant, therefore, may in the future invest in accordance with the terms and conditions of the exemptive order. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients invest and/or the Adviser and other affiliated entities in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer’s capital structure, NexPoint will generally pursue the strategy that NexPoint believes best reflects what would be expected to be negotiated in an arm’s length transaction, but in all instances with due consideration being given to NexPoint’s fiduciary duties to each of its accounts (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more NexPoint investment professionals. A single person may make decisions with respect to more than one part of an issuer’s capital structure. NexPoint personnel board members may still make recommendations to the applicable investment professional(s). A portfolio manager with respect to any applicable NexPoint registered investment company clients (“Retail Accounts”) will make an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. NexPoint may use external counsel for guidance and assistance.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Registrant and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Registrant. Not all conflicts of interest can be expected to be resolved in favor of the Registrant.

Another type of conflict may arise if one client account buys a security and another client account sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Adviser’s Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated adviser may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated adviser may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

As a result of the Fund’s arrangements with NexPoint, there may be times when NexPoint, the Adviser or their affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Registrant and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

In addition, it is anticipated that a portion of the Registrant’s assets will be represented by real estate investment trusts (“REITs”), asset backed securities and/or collateralized loan obligations (“CLOs”) sponsored, organized and/or managed by the Adviser and its affiliates or its historical affiliates. The Adviser will monitor for conflicts of interest in accordance with its fiduciary duties and will provide the independent trustees of the Registrant with an opportunity to periodically review the Registrant’s investments in such REITs, asset-backed securities and/or CLOs and assure themselves that continued investment in such securities remains in the best interests of the Registrant and its shareholders. The Adviser may effect client cross-transactions where it causes a transaction to be effected between the Registrant and another client advised by the Adviser or any of its affiliates. The Adviser may engage in a client cross-transaction involving the Registrant any time that the Adviser believes such transaction to be fair to the Registrant and the other client of the Adviser or its affiliates. As further described below, the Adviser may effect principal transactions where the Registrant may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, in each case in accordance with applicable law, which may include the Adviser obtaining the consent and approval of the Registrant prior to engaging in any such principal transaction between the Registrant and the Adviser or its affiliates.

The Adviser may direct the Registrant to acquire or dispose of investments in cross trades between the Registrant and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretations, the Registrant may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Registrant may enhance the profitability of the Adviser’s own investments in such companies.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

NexPoint’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the relative performance of a portfolio manager’s underlying account, the combined performance of the portfolio managers’ underlying accounts, and the relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with NexPoint, which may include the amount of assets supervised and other management roles within NexPoint. Base compensation is determined by taking into account current industry norms and market data to ensure that NexPoint pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.

Because each person’s compensation is based on his or her individual performance, NexPoint does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with NexPoint.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the portfolio managers in the Registrant as of December 31, 2022.

Name of Portfolio Managers	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Managers
James Dondero	Over $1,000,000
Matthew McGraner	Over $1,000,000
Matthew Goetz	$1 to $10,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the NexPoint Real Estate Strategies Fund (the “Registrant”) or any “affiliated purchaser” during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1)Gross income from securities lending activities: $234

(2)All fees and/or compensation for securities lending activities and related services: $0

(3)Aggregate fees/compensation: $0

(4)Net income from securities lending activities: $234

(b)

The Registrant may lend up to 33 1/3% of the Registrant’s total assets held by The Bank of New York (“BNY”) as custodian to certain qualified brokers, except those securities which the Registrant or the Advisor specifically identifies as not being available. By lending its investment securities, the Registrant attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Registrant. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Registrant receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by BNY, acting in its capacity as securities lending agent (the “Agent”), in the BNY Money Market Portfolio. Non-cash collateral is not disclosed in the Registrant’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Registrant and the Registrant does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between BNY, as the securities lending agent, and the Registrant.

Item 13. Exhibits.

(a)(1)	Code of Ethics, or amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3) Not applicable.
(a)(4) Not applicable
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT REAL ESTATE STRATEGIES FUND

By (Signature and Title): /s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: March 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title): /s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: March 10, 2023

By (Signature and Title): /s/ Frank Waterhouse

Frank Waterhouse
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: March 10, 2023